Exhibit 99.1

Pennsylvania Real Estate Investment Trust

QUARTERLY SUPPLEMENTAL DISCLOSURE

(September 30, 2005)

www.preit.com

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

Table of Contents

Company Information	1

Timeline/Recent Developments	2

Stock Information	3

Market Capitalization and Capital Resources	4

Balance Sheet—Wholly Owned and Partnerships Detail	5

Balance Sheet—Property Type	6

Income Statement—Wholly Owned and Partnerships Detail -Quarterly Comparison	7

Income Statement—Property Type- Quarterly Comparison	8

Income Statement—Retail (Property Status) -Quarterly Comparison	9

Income Statement—Retail (Property Subtype) -Quarterly Comparison	10

FFO and FAD	11

Key Ratios	12

Property Debt Schedule	13

Debt Amortization Schedule	14

Debt Analysis	15

Debt Ratios	16

Portfolio Summary—Retail	17A

Property Acquisitions/Dispositions- Quarterly Summary	18

Property Development/Redevelopment Summary	19

Top Twenty Tenants Schedule	20

Lease Expiration Schedule - Anchor Tenants	21

Lease Expiration Schedule - Non-Anchor Tenants	22

New Lease/Renewal Summary and Analysis	23

Capital Expenditures-Quarterly	24

Enclosed Mall-Summary and Occupancy	25

Enclosed Mall-Rent Summary	26

Power Center- Summary and Occupancy	27

Strip Center- Summary and Occupancy	28

Retail Overall- Summary and Occupancy	29

RECONCILIATION TO GAAP:

Balance Sheet-Reconciliation to GAAP	30

Income Statement-Reconciliation to GAAP -Quarterly	31

Definitions page	32

THIS QUARTERLY SUPPLEMENTAL DISCLOSURE CONTAINS CERTAIN “FORWARD-LOOKING STATEMENTS” THAT RELATE TO EXPECTATIONS, PROJECTIONS, ANTICIPATED EVENTS, TRENDS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS REFLECT PREIT’S CURRENT VIEWS ABOUT FUTURE EVENTS AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT MAY CAUSE FUTURE EVENTS, ACHIEVEMENTS OR RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED BY THE FORWARD-LOOKING STATEMENTS. PREIT’S BUSINESS IS SUBJECT TO UNCERTAINTIES REGARDING THE REVENUES, OPERATING EXPENSES, LEASING ACTIVITIES, OCCUPANCY RATES, AND OTHER COMPETITIVE FACTORS RELATING TO PREIT’S PORTFOLIO AND CHANGES IN LOCAL MARKET CONDITIONS AS WELL AS GENERAL ECONOMIC, FINANCIAL AND POLITICAL CONDITIONS, WHICH MAY CAUSE FUTURE EVENTS, ACHIEVEMENTS OR RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED BY THE FORWARD-LOOKING STATEMENTS. PREIT DISCLAIMS ANY DUTY TO UPDATE ANY FORWARD-LOOKING STATEMENTS SET FORTH IN THIS QUARTERLY SUPPLEMENTAL DISCLOSURE TO REFLECT NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. INVESTORS ARE ALSO DIRECTED TO CONSIDER THE RISKS DISCUSSED IN DOCUMENTS PREIT HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND, IN PARTICULAR, PREIT’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

COMPANY INFORMATION

PENNSYLVANIA REIT

200 South Broad Street, Philadelphia, PA 19102

http://www.preit.com

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers located in the eastern United States. As of October 31, 2005, PREIT's portfolio consists of 51 properties (approximately 32.8 million square feet) in 12 states. PREIT’s portfolio includes 37 shopping malls, 13 strip and power centers and one office property. PREIT is headquartered in Philadelphia, Pennsylvania.

Research Coverage

Company	Analyst	Phone Number

Green Street Advisors	Gregory R. Andrews	(949) 640-8780

	Ben Yang	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689

	Anthony Paolone	(212) 622-6682

	Joshua Bederman	(212) 622-6530

Legg Mason Wood Walker	David M. Fick	(410) 539-0000

	Nathan Isbee	(410) 454-4143

Lehman Brothers	David Harris	(212) 526-1790

	Alexander D. Goldfarb	(212) 526-5232

Quarterly Earnings Schedule

PREIT’s quarterly results will be announced in accordance with the following schedule:

Quarter	2005		2004
First Quarter	5/2/2005		5/5/2004
Second Quarter	8/4/2005		8/5/2004
Third Quarter	10/31/2005		11/8/2004
Fourth Quarter	2/28/2006	(1)	3/3/2005

(1)	Tentative dates.

To participate in a quarterly conference call, please contact PREIT's investor relations department at (215) 875-0735.

For additional information, please contact:

Robert McCadden or Nurit Yaron

200 South Broad Street

Philadelphia, PA 19102

Phone (215) 875-0700 Toll Free (866) 875-0700

Fax (215) 546-7311 Email yaronn@preit.com

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

Time Line/Recent Developments

October 31, 2005 - Pennsylvania Real Estate Investment Trust announced that its Board of Trustees authorized a program to repurchase up to $100 million of the Company’s common shares.

October 28, 2005 - Pennsylvania Real Estate Investment Trust announced that its Board of Trustees declared a quarterly cash dividend of $0.57 per common share. PREIT also announced that its Board of Trustees declared a regular quarterly dividend of $1.375 per share on its 11.00% senior preferred shares.

October 7, 2005 - Pennsylvania Real Estate Investment Trust announced that it intends to release its financial results for the third quarter and nine -months ended September 30, 2005, on Monday, October 31, 2005. It also announced that management will hold a conference call that day at 3:00 p.m. Eastern Time to review the Company's third quarter and nine-month results, market trends and future outlook.

October 3, 2005 - Pennsylvania Real Estate Investment Trust announced that it has completed the previously announced refinancing of Cherry Hill Mall in Cherry Hill, New Jersey with a new $200 million first mortgage loan from Prudential Insurance Company of America and Northwestern Mutual. The loan has an interest rate of 5.42% and will mature in October 2012. Under the terms of the mortgage, PREIT will have the ability to convert the loan to a senior unsecured loan under prescribed conditions, including the achievement of a specified credit rating.

September 19, 2005 - Pennsylvania Real Estate Investment Trust and Simon Property Group (NYSE: SPG) (“Simon”) announced that they have entered into agreements under which PREIT and Kravco Simon Investments, L.P., a Simon affiliate, will acquire Springfield Mall in Springfield, Pennsylvania for approximately $103.5 million. PREIT and Kravco Simon will each have a 50% ownership interest in the property.

September 14, 2005 - Pennsylvania Real Estate Investment Trust announced revised redevelopment plans for the Echelon Mall in Voorhees, New Jersey, and will rename the property Voorhees Town Center.

August 10, 2005 - Pennsylvania Real Estate Investment Trust announced that its Board of Trustees declared a quarterly cash dividend of $0.57 per common share. PREIT also announced that its Board of Trustees has declared a regular quarterly dividend of $1.375 per share on its 11.00% senior preferred shares.

August 4, 2005 - PREIT announced its second quarter and six-month 2005 results. Net income available to common shareholders was $0.36 per diluted share. FFO per common share and Operating Partnership unit (“share”) was $0.84.

August 4, 2005 - PREIT announced three redevelopment initiatives: Plymouth Meeting Mall (Whole Foods), Lycoming Mall (Dick’s Sporting Goods, Borders, and Best Buy), and South Mall (Ross Dress For Less). The Company also reports continued progress on its redevelopment program.

July 20, 2005 - PREIT announced that it intended to release its financial results for the second quarter and six months ended June 30, 2005, on Thursday, August 4, 2005. It also announced that management will hold a conference call that day at 3:00 PM EDT to review the Company’s results, market trends and future outlook.

July 12, 2005 - PREIT announced that it had completed a $66.0 million refinancing of the mortgage loan on Magnolia Mall in Florence, South Carolina.

NOTE: The press releases are available on the Company’s website at www.preit.com.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

Stock Information

PREIT’s common stock trades on the New York Stock Exchange (symbol: PEI).

PREIT’s preferred stock trades on the New York Stock Exchange (symbol: PEIPRA).

	Q3:9/30/05	Q2:6/30/05	Q1:3/31/05	CY:12/31/04	Q3:9/30/04	CY:12/31/03
High Price	$50.20	$48.10	$43.21	$43.70	38.85	$36.30
Low Price	$39.60	$39.66	$38.91	$30.25	33.40	$24.70
Close	$42.18	$47.50	$40.32	$42.80	38.66	$36.30
Average Daily Trading Volume	165,764	119,916	146,698	161,659	122,095	109,892
Common Shares Outstanding	36,714,465	36,511,624	36,474,699	36,272,162	36,094,567	35,544,265
O.P. Units	4,499,800	4,686,418	4,686,418	4,413,559	4,429,030	3,691,516

Total Shares Outstanding	41,214,265	41,198,042	41,161,117	40,685,721	40,523,597	39,235,781
Weighted Average of Common Shares	36,148,847	36,024,984	35,972,274	35,609,350	35,695,353	20,389,577
Weighted Average of O.P. units	4,592,689	4,686,418	4,583,338	4,183,059	4,435,878	2,303,449

Weighted Average Common Shares and O.P. Units	40,741,536	40,711,402	40,555,612	39,792,409	40,131,231	22,693,026
Preferred Shares, Nominal Value	$123,750,000	$123,750,000	$123,750,000	$123,750,000	$123,750,000	$123,750,000
Market Value of Shares (based on closing price)	$1,862,167,698	$2,080,656,995	$1,783,366,237	$1,865,098,859	$1,690,392,260	$1,548,008,850

Distribution Information for Common Shares

	Q3:9/30/05	Q2:6/30/05	Q1:3/31/05	CY:12/31/04	Q3:9/30/04	CY:12/31/03
Dividend per share	$0.570	$0.570	$0.540	$2.160	$0.540	$2.070
Annualized Dividend Yield (1)	5.4%	4.8%	5.4%	5.0%	5.6%	5.7%
Capital Gain Pre-May 6	N/A	N/A	N/A	$0.026	$0.026	$0.096
Capital Gain Post-May 5	N/A	N/A	N/A	$—	$—	$0.213
Section 1250 Gain	N/A	N/A	N/A	$0.026	$0.026	$0.480
Return of Capital/Non-Taxable	N/A	N/A	N/A	$0.517	$0.182	$0.085
Qualified 5 Year Gain (incl. in cap. Gain)	N/A	N/A	N/A	$—	$—	$—
Ordinary Income	N/A	N/A	N/A	$1.617	$0.332	$1.196

(1)	Based on closing stock price for the period.

Shareholder Information

Ten Largest Institutional Shareholders: Common Shares Held (1)	9/30/2005
RREEF Real Estate Securities Advisers, L.P.	4,639,282
Vanguard Group, Inc.	1,702,472
Barclays Global Investors	1,612,362
J.P Morgan Investment Management Inc. (NY)	1,366,861
ING Clarion Real Estate Securities	1,269,353
Neuberger Berman, LLC	913,397
ABP Investment U.S., Inc	843,800
State Street Global Advisors	714,389
Fidelity Management & Research	563,500
ABN AMRO Asset Management (USA) Inc.	522,000
TOTAL of Ten Largest Institutional:	14,147,416
TOTAL of all Institutional holders:	23,716,534
Ten Largest as % of Total Institutional:	59.7%

(1)	Based on 13F filings as of 9/30/05 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	9/30/2005	9/30/04	% of 9/30/05 total
Institutional (1)	23,716,534	19,667,756	57.5%
Retail (2)	11,922,081	16,622,056	28.9%
Insiders (3)	5,575,650	4,233,785	13.5%

TOTAL	41,214,265	40,523,597	100.0%

(1)	Based on 13F filings as of 9/30/05 or most recent filings.

(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.

(3)	Insider holdings as of 4/1/05. (Shares and O.P. Units only. Excludes 433,865 exercisable options).

Share Ownership by Insiders: Shares Held (including O.P. Units, Beneficial Ownership and Exercisable Options) (1)	As of 4/1/05(2)	% of Total (3)	Interim Net Purchases of Shares (4)	As of 4/1/04(5)	% of Total (6)
Mark Pasquerilla	2,289,005	5.6%	(109,068)	2,398,073	5.9%
Ronald Rubin	1,532,162	3.7%	672,693	859,469	2.1%
George F. Rubin	785,773	1.9%	350,848	434,925	1.1%
Stephen B. Cohen	471,030	1.1%	N/A	N/A	N/A
Leonard I. Korman	365,100	0.9%	1,625	363,475	0.9%
Edward A. Glickman	255,598	0.6%	29,742	225,856	0.6%
Jonathan B. Weller	172,709	0.4%	6,973	165,736	0.4%
Joseph F. Coradino	142,808	0.3%	17,765	125,043	0.3%
Jeffrey A. Linn	71,868	0.2%	(582)	72,450	0.2%
Douglas S. Grayson	55,582	0.1%	10,276	45,306	0.1%
Robert F. McCadden	47,356	0.1%	N/A	N/A	N/A
David J. Bryant	29,857	0.1%	4,963	24,894	0.1%
Bruce Goldman	22,128	0.1%	5,629	16,499	0.0%
Lee H. Javitch	17,000	0.0%	1,625	15,375	0.0%
Rosemarie B. Greco	11,000	0.0%	1,625	9,375	0.0%
Ira Lubert	7,750	0.0%	2,250	5,500	0.0%
Donald Mazziotti	4,307	0.0%	2,322	1,985	0.0%
John J. Roberts	3,250	0.0%	2,250	1,000	0.0%

TOTAL (7)	6,009,515	14.6%	1,000,936	4,708,120	11.4%

(1)	Current ownership information is available on the Company website and in SEC filings.

(2)	Source of Insider Ownership: Proxy dated April 18, 2005. Refer to footnotes in proxy for details on beneficial ownership.

(3)	Based on fully diluted shares outstanding as of September 30, 2005.

(4)	Includes purchases and sales of shares, issuance of restricted stocks awards, issuances of O.P. units, and exercisable options.

(5)	Source of Insider Ownership: Proxy dated April 29, 2004. Refer to footnotes in proxy for details on beneficial ownership.

(6)	Based on fully diluted shares outstanding as of September 30, 2004.

(7)	In certain instances, two trustees beneficially own the same shares because they share voting or investment power over the shares.

These shares have been counted only once in the total.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

MARKET CAPITALIZATION

	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	December 31, 2003
EQUITY CAPITALIZATION
Shares Outstanding	36,714,465	36,511,624	36,474,699	36,272,162	36,094,567	35,544,265
O.P. Units Outstanding	4,499,800	4,686,418	4,686,418	4,413,559	4,429,030	3,691,516

TOTAL Shares and O.P. Units	41,214,265	41,198,042	41,161,117	40,685,721	40,523,597	39,235,781
Market Price (at end of period)	$42.18	$47.50	$40.32	$42.80	$38.66	$36.30
Preferred Shares, Nominal Value	$123,750,000	$123,750,000	$123,750,000	$123,750,000	$123,750,000	$123,750,000
Equity Market Capitalization	$1,862,167,698	$2,080,656,995	$1,783,366,237	$1,865,098,859	$1,690,392,260	$1,548,008,850
DEBT CAPITALIZATION
Unsecured Debt Balance	$276,000,000	$431,000,000	$402,000,000	$271,000,000	$112,000,000	$170,000,000
Secured Debt Balance	1,442,536,218	1,284,981,735	1,307,545,347	1,326,127,000	1,366,090,242	1,396,262,538

Debt Capitalization	$1,718,536,218	$1,715,981,735	$1,709,545,347	$1,597,127,000	$1,478,090,242	$1,566,262,538

TOTAL MARKET CAPITALIZATION	$3,580,703,916	$3,796,638,730	$3,492,911,584	$3,462,225,859	$3,168,482,502	$3,114,271,388

Preferred Shares/Total Market Capitalization	3.5%	3.3%	3.5%	3.6%	3.9%	4.0%
Shares and O.P. Units/Total Market Capitalization	48.5%	51.5%	47.5%	50.3%	49.4%	45.7%
Debt Capitalization/Total Market Capitalization	48.0%	45.2%	48.9%	46.1%	46.6%	50.3%
Equity Capitalization/Total Market Capitalization	52.0%	54.8%	51.1%	53.9%	53.4%	49.7%
Unsecured Debt Balance/Total Debt	16.1%	25.1%	23.5%	17.0%	7.6%	10.9%

CAPITAL RESOURCES

	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	December 31, 2003
Cash on Hand	$32,012,926	$30,308,297	$34,378,813	$45,652,723	$35,824,104	$46,883,041
Line of Credit Capacity (1)	$500,000,000	$500,000,000	$500,000,000	$500,000,000	$500,000,000	$500,000,000
Amount Used (includes letters of credit)	(289,335,396)	(448,985,396)	(410,054,533)	(279,054,533)	(114,124,533)	(170,500,000)

Available LOC (2)	$210,664,604	$51,014,604	$89,945,467	$220,945,467	$385,875,467	$329,500,000
Shelf Registration	$1,000,000,000	$1,000,000,000	$1,000,000,000	$1,000,000,000	$1,000,000,000	$1,000,000,000
Amount Used	(344,146,042)	(344,146,042)	(344,146,042)	(344,146,042)	(344,146,042)	(344,146,042)

Available Shelf	$655,853,958	$655,853,958	$655,853,958	$655,853,958	$655,853,958	$655,853,958

TOTAL CAPITAL RESOURCES	$898,531,488	$737,176,859	$780,178,238	$922,452,148	$1,077,553,529	$1,032,236,999

(1)	The unsecured credit facility established in November 2003 and amended in January 2005 gives PREIT the ability to increase the facility to $650 million under prescribed conditions.

(2)	The available line of credit is subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

BALANCE SHEET

(Wholly Owned vs. Partnerships)

	September 30, 2005				December 31, 2004
	PREIT Wholly Owned	PREIT’s % of Partnerships (5)	Corporate	Combined TOTAL	PREIT Wholly Owned	PREIT’s % of Partnerships (5)	Corporate	Combined TOTAL
ASSETS
Investments in Real Estate, at cost
Retail Properties (1)	$2,637,944,891	$121,251,756	—	$2,759,196,647	$2,518,364,388	$131,343,981	—	$2,649,708,369
Office/Industrial Properties	1,502,711	—	—	1,502,711	2,504,211	—	—	2,504,211
Land Held for Development	6,099,758	—	—	6,099,758	9,862,704	—	—	9,862,704
Construction In Progress	58,533,501	2,117,463	—	60,650,964	10,952,450	2,542,307	—	13,494,757

TOTAL INVESTMENTS IN REAL ESTATE	2,704,080,861	123,369,219	—	2,827,450,080	2,541,683,753	133,886,288	—	2,675,570,041
Accumulated Depreciation	(203,953,334)	(31,568,160)	—	(235,521,494)	(150,885,609)	(34,023,363)	—	(184,908,972)

Net Real Estate	2,500,127,527	91,801,059	—	2,591,928,586	2,390,798,144	99,862,925	—	2,490,661,069

Other Assets:
Cash and Cash Equivalents	17,596,309	3,058,461	11,358,156	32,012,926	24,799,962	5,609,103	15,243,658	45,652,723
Rents and Other Receivables	31,137,815	11,574,021	2,213,697	44,925,533	27,290,269	11,328,239	4,691,310	43,309,818
Other Assets Held for Sale (1)	7,637,401	—	—	7,637,401	6,835,290	—	—	6,835,290
Intangible Assets (2)	153,765,515	—	11,980,312	165,745,827	159,804,366	—	12,045,312	171,849,678
Deferred Costs, Prepaid Taxes & Exp. & Other Assets	44,587,785	14,691,550	23,853,727	83,133,062	42,868,575	7,550,568	19,782,031	70,201,174

TOTAL OTHER ASSETS	254,724,825	29,324,032	49,405,892	333,454,749	261,598,462	24,487,910	51,762,311	337,848,683

TOTAL ASSETS	2,754,852,352	121,125,091	49,405,892	2,925,383,335	2,652,396,606	124,350,835	51,762,311	2,828,509,752

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage Notes Payable	1,301,417,387	96,807,369	—	1,398,224,756	1,162,479,171	107,513,205	—	1,269,992,376
Mortgage Debt Premium (3)	44,311,462	—	—	44,311,462	56,134,624	—	—	56,134,624
Bank Loans Payable	—	—	276,000,000	276,000,000	—	—	271,000,000	271,000,000
Liabilities Related to Assets Held for Sale	1,496,721	—	—	1,496,721	1,164,210	—	—	1,164,210
Other Liabilities (4)	60,755,791	2,664,801	23,843,874	87,264,466	50,284,826	3,351,797	40,147,000	93,783,623

TOTAL LIABILITIES	1,407,981,361	99,472,170	299,843,874	1,807,297,405	1,270,062,831	110,865,002	311,147,000	1,692,074,833

Minority Interest	3,159,232	—	127,931,938	131,091,170	3,584,992	—	128,383,925	131,968,917

Shareholders’ Equity:
Shares of Beneficial Interest at $1 Par	—	—	36,714,462	36,714,462	—	—	36,272,160	36,272,160
Preferred Shares at $0.01 Par	—	—	24,750	24,750	—	—	24,750	24,750
Capital Contributed in Excess of Par	—	—	916,936,586	916,936,586	—	—	899,506,128	899,506,128
Restricted Stock	—	—	(14,283,902)	(14,283,902)	—	—	(7,736,812)	(7,736,812)
Accumulated Other Comprehensive Income (Loss)	—	—	2,770,127	2,770,127	—	—	(1,821,457)	(1,821,457)
Retained Earnings	—	—	44,832,737	44,832,737	—	—	78,221,233	78,221,233

TOTAL SHAREHOLDERS’ EQUITY	—	—	986,994,760	986,994,760	—	—	1,004,466,002	1,004,466,002

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,411,140,593	$99,472,170	$1,414,770,572	$2,925,383,335	$1,273,647,823	$110,865,002	$1,443,996,927	$2,828,509,752

	September 30, 2004
	PREIT Wholly Owned	PREIT's % of Partnerships (5)	Corporate	Combined TOTAL
ASSETS
Investments in Real Estate, at cost
Retail Properties (1)	$2,382,406,902	$131,428,634	—	$2,513,835,536
Office/Industrial Properties	2,504,211	—	—	2,504,211
Land Held for Development	9,542,722	—	—	9,542,722
Construction In Progress	21,905,523	1,693,762	—	23,599,285

TOTAL INVESTMENTS IN REAL ESTATE	2,416,359,358	133,122,396	—	2,549,481,754
Accumulated Depreciation	(132,819,645)	(31,124,661)	—	(163,944,306)

Net Real Estate	2,283,539,713	101,997,735	—	2,385,537,448

Other Assets:
Cash and Cash Equivalents	13,607,397	5,423,522	16,793,185	35,824,104
Rents and Other Receivables	24,535,010	6,894,906	1,093,147	32,523,063
Other Assets Held for Sale (1)	6,441,947	—	—	6,441,947
Intangible Assets (2)	151,473,409	—	11,801,252	163,274,661
Deferred Costs, Prepaid Taxes & Exp. & Other Assets	41,626,021	11,015,165	16,972,315	69,613,501

TOTAL OTHER ASSETS	237,683,784	23,333,593	46,659,899	307,677,276

TOTAL ASSETS	2,521,223,497	125,331,328	46,659,899	2,693,214,724

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage Notes Payable	1,197,089,339	108,055,084	—	1,305,144,423
Mortgage Debt Premium (3)	60,945,819	—		60,945,819
Bank Loans Payable	—	—	112,000,000	112,000,000
Liabilities Related to Assets Held for Sale	707,595		—	707,595
Other Liabilities (4)	49,680,235	2,772,090	28,578,718	81,031,043

TOTAL LIABILITIES	1,308,422,988	110,827,174	140,578,718	1,559,828,880

Minority Interest	3,702,340	—	129,072,186	132,774,526

Shareholders’ Equity:
Shares of Beneficial Interest at $1 Par	—	—	36,094,566	36,094,566
Preferred Shares at $0.01 Par			24,750	24,750
Capital Contributed in Excess of Par	—	—	892,853,369	892,853,369
Restricted Stock	—	—	(8,593,279)	(8,593,279)
Accumulated Other Comprehensive Income (Loss)	—	—	(1,830,568)	(1,830,568)
Retained Earnings	—	—	82,062,480	82,062,480

TOTAL SHAREHOLDERS’ EQUITY	—	—	1,000,611,318	1,000,611,318

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,312,125,328	$110,827,174	$1,270,262,222	$2,693,214,724

(1)	Investment in real estate as of September 30, 2005, December 31, 2004 and September 30, 2004 includes $9,610,772, $10,612,277 and $10,606,382, respectively, relating to the non-core properties. The non-core properties are classified as held-for-sale for GAAP purposes. Other assets held for sale represent intangible assets and current assets of the non-core properties.

(2)	Includes value of acquired in-place leases and above-market value of leases recorded in connection with the acquisition of properties since 2002. Purchase accounting rules require a purchaser to separately value the leases that are in place at the acquisition date, as well as the above- or below-market values of the leases.

(3)	Represents premium that is recorded in connection with debt assumed when a property is purchased. The debt is marked to market at the acquisition date and the premium is amortized through interest expense over the remaining term of the debt.

(4)	For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities including Deficit in Partnerships Investments.

(5)	Includes PREIT’s percent of partnership investment that is “grossed up” to reflect the Company's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company's equity in these properties.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 30 to 32.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

BALANCE SHEET (1)

(Property Type)

	September 30, 2005					December 31, 2004
	Malls	Power and Strip Centers	Total Retail	Corporate/ Other Properties	Combined TOTAL	Malls	Power and Strip Centers	Total Retail	Corporate/ Other Properties	Combined TOTAL
ASSETS
Investments in Real Estate, at cost (2)	$2,482,123,164	$305,805,000	$2,787,928,164	$39,521,916	$2,827,450,080	$2,344,341,323	$317,355,625	$2,661,696,948	$13,873,093	$2,675,570,041

Accumulated Depreciation	(182,677,186)	(52,844,308)	(235,521,494)	—	(235,521,494)	(135,017,071)	(47,764,970)	(182,782,041)	(2,126,931)	(184,908,972)

Net Real Estate	2,299,445,978	252,960,692	2,552,406,670	39,521,916	2,591,928,586	2,209,324,252	269,590,655	2,478,914,907	11,746,162	2,490,661,069

Other Assets:
Cash	17,525,018	3,041,141	20,566,159	11,446,767	32,012,926	25,818,936	4,590,129	30,409,065	15,243,658	45,652,723
								—
Other Assets Held for Sale	7,606,742	—	7,606,742	30,659	7,637,401	6,837,914	—	6,837,914	(2,624)	6,835,290
Intangible Assets (3)	153,765,515	—	153,765,515	11,980,312	165,745,827	159,804,366	—	159,804,366	12,045,312	171,849,678
Other Assets, Net (4)	61,466,144	25,363,514	86,829,658	41,228,937	128,058,595	52,672,487	23,813,146	76,485,633	37,025,359	113,510,992

Total Other Assets	240,363,419	28,404,655	268,768,074	64,686,675	333,454,749	245,133,703	28,403,275	273,536,978	64,311,705	337,848,683

TOTAL ASSETS	2,539,809,397	281,365,347	2,821,174,744	104,208,591	2,925,383,335	2,454,457,955	297,993,930	2,752,451,885	76,057,867	2,828,509,752

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage Notes Payable	1,307,806,751	90,418,005	1,398,224,756	—	1,398,224,756	1,165,736,877	104,255,499	1,269,992,376	—	1,269,992,376
Mortgage Debt Premium (5)	43,248,150	1,063,312	44,311,462	—	44,311,462	54,794,532	1,340,092	56,134,624	—	56,134,624
Bank Loans Payable	—	—	—	276,000,000	276,000,000			—	271,000,000	271,000,000
Liabilities Related to Assets Held for Sale	1,059,789	—	1,059,789	436,932	1,496,721	1,156,442	—	1,156,442	7,768	1,164,210
Other Liabilities (6)	50,299,428	3,656,867	53,956,295	33,308,171	87,264,466	44,391,004	5,723,480	50,114,484	43,669,139	93,783,623

TOTAL LIABILITIES	1,402,414,118	95,138,184	1,497,552,302	309,745,103	1,807,297,405	1,266,078,855	111,319,071	1,377,397,926	314,676,907	1,692,074,833

Minority Interest	3,159,232		3,159,232	127,931,938	131,091,170	3,584,992		3,584,992	128,383,925	131,968,917

Shareholders’ Equity:
Shares of Beneficial Interest at $1 Par	—	—	—	36,714,462	36,714,462	—	—	—	36,272,160	36,272,160
Preferred Shares at $0.01 Par	—	—	—	24,750	24,750	—	—	—	24,750	24,750
Capital Contributed in Excess of Par	—	—	—	916,936,586	916,936,586	—	—	—	899,506,128	899,506,128
Restricted Stock	—	—	—	(14,283,902)	(14,283,902)	—	—	—	(7,736,812)	(7,736,812)
Accumulated Other Comprehensive Income (Loss)	—	—	—	2,770,127	2,770,127	—	—	—	(1,821,457)	(1,821,457)
Retained Earnings	—	—	—	44,832,737	44,832,737	—	—	—	78,221,233	78,221,233

TOTAL SHAREHOLDERS’ EQUITY	—	—	—	986,994,760	986,994,760	—	—	—	1,004,466,002	1,004,466,002

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,405,573,350	$95,138,184	$1,500,711,534	$1,424,671,801	$2,925,383,335	$1,269,663,847	$111,319,071	$1,380,982,918	$1,447,526,834	$2,828,509,752

	September 30, 2004
	Malls	Power and Strip Centers	Total Retail	Corporate/ Other Properties	Combined TOTAL
ASSETS
Investments in Real Estate, at cost (2)	$2,220,092,702	$315,835,941	$2,535,928,643	$13,553,111	$2,549,481,754

Accumulated Depreciation	(118,323,088)	(43,506,827)	(161,829,915)	(2,114,391)	(163,944,306)

Net Real Estate	2,101,769,614	272,329,114	2,374,098,728	11,438,720	2,385,537,448

Other Assets:
Cash	15,834,332	3,196,587	19,030,919	16,793,185	35,824,104
			—
Other Assets Held for Sale	6,441,947		6,441,947	—	6,441,947
Intangible Assets (3)	151,473,409		151,473,409	11,801,252	163,274,661
Other Assets, Net (4)	47,464,010	24,494,001	71,958,011	30,178,553	102,136,564

Total Other Assets	221,213,698	27,690,588	248,904,286	58,772,990	307,677,276

TOTAL ASSETS	2,322,983,312	300,019,702	2,623,003,014	70,211,710	2,693,214,724

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage Notes Payable	1,200,459,167	104,685,256	1,305,144,423	—	1,305,144,423
Mortgage Debt Premium (5)	59,512,588	1,433,231	60,945,819	—	60,945,819
Bank Loans Payable			—	112,000,000	112,000,000
Liabilities Related to Assets Held for Sale	707,595	—	707,595	—	707,595
Other Liabilities (6)	44,109,107	4,680,136	48,789,243	32,241,800	81,031,043

TOTAL LIABILITIES	1,304,788,457	110,798,623	1,415,587,080	144,241,800	1,559,828,880

Minority Interest	3,702,340		3,702,340	129,072,186	132,774,526

Shareholders’ Equity:
Shares of Beneficial Interest at $1 Par	—	—	—	36,094,566	36,094,566
Preferred Shares at $0.01 Par	—	—	—	24,750	24,750
Capital Contributed in Excess of Par	—	—	—	892,853,369	892,853,369
Restricted Stock	—	—	—	(8,593,279)	(8,593,279)
Accumulated Other Comprehensive Income (Loss)	—	—	—	(1,830,568)	(1,830,568)
Retained Earnings	—	—	—	82,062,480	82,062,480

TOTAL SHAREHOLDERS’ EQUITY	—	—	—	1,000,611,318	1,000,611,318

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,308,490,797	$110,798,623	$1,419,289,420	$1,273,925,304	$2,693,214,724

(1)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company’s share of the Total Assets and Liabilities of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company's Equity in these properties.

(2)	Investment in real estate as of September 30, 2005, December 31, 2004 and September 30, 2004 includes $9,610,772, $10,612,277 and $10,606,382, respectively, relating to the non-core properties. The non-core properties are classified as held-for-sale for GAAP purposes. Other assets held for sale represent intangible assets and current assets of the non-core properties.

(3)	Includes value of acquired in-place leases and above-market value of leases recorded in connection with the acquisition of properties since 2002. Purchase accounting rules require a purchaser to separately value the leases that are in place at the acquisition date, as well as the above- or below-market values of the leases.

(4)	Deferred Costs, Prepaid Taxes and Expenses and Other Assets include Rents and Other Receivables for Partnerships.

(5)	Represents premium that is recorded in connection with debt assumed in connection with property purchases. The debt is marked to market at the acquisition date and the premium is amortized through interest expense over the remaining term of the debt.

(6)	For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities including Deficit Partnership Investments.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 30 to 32.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

INCOME STATEMENT (1)

QUARTERLY COMPARISON

(Wholly Owned vs. Partnerships)

	Q3 05 (3 months ended 9/30/05)							TOTAL % CHANGE	Q3 04 (3 months ended 9/30/04)
	Wholly Owned		Partnerships		Corporate		Combined TOTAL		Wholly Owned		Partnerships		Corporate		Combined TOTAL
Base Rents	$67,095,836		$4,854,281		$—		71,950,117	1.9%	$65,449,814		$5,171,295		$—		$70,621,109
Straight-Lining of Base Rents	1,198,472		(23,510)		—		1,174,962	-7.5%	1,269,053		853		—		1,269,906
Percentage Rents	1,418,939		34,871		—		1,453,810	-22.4%	1,820,100		53,063		—		1,873,163
Expense Reimbursements	32,421,449		1,421,033		—		33,842,482	1.3%	32,088,954		1,335,661		—		33,424,615
Lease Termination Revenue	175,734		376,109		—		551,843	-67.4%	1,690,536		—		—		1,690,536
Other Real Estate Revenues	2,353,203		163,025		—		2,516,228	10.7%	2,254,180		18,637		—		2,272,817

TOTAL REAL ESTATE REVENUES	104,663,633	94%	6,825,809	6%	—	0%	111,489,442	0.3%	104,572,637	94%	6,579,509	6%	—	0%	111,152,146

Operating and Maintenance	(31,151,910)		(1,342,296)		—		(32,494,206)	0.6%	(30,934,256)		(1,360,094)		—		(32,294,350)
Real Estate Taxes	(10,272,200)		(614,437)		—		(10,886,637)	8.9%	(9,283,616)		(710,170)		—		(9,993,786)
															—

TOTAL PROPERTY OPERATING EXPENSES	(41,424,110)	95%	(1,956,733)	5%	—	0%	(43,380,843)	2.6%	(40,217,872)	95%	(2,070,264)	5%	—	0%	(42,288,136)

NET OPERATING INCOME	63,239,523	93%	4,869,076	7%	—	0%	68,108,599	-1.1%	64,354,765	93%	4,509,245	7%	—	0%	68,864,010

Management Company Revenue	—		—		1,136,109		1,136,109	-38.0%	—		—		1,831,296		1,831,296
Interest and Other Income	—		—		293,002		293,002	63.2%	—		—		179,562		179,562
General & Administrative:
Corporate Payroll and Benefits	—		—		(6,822,681)		(6,822,681)	-7.0%	—		—		(7,335,945)		(7,335,945)
Other G&A Expenses and taxes	—		—		(1,667,228)		(1,667,228)	-57.9%	—		—		(3,958,168)		(3,958,168)

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)	63,239,523	104%	4,869,076	8%	(7,060,798)	-12%	61,047,801	2.5%	64,354,765	108%	4,509,245	8%	(9,283,255)	-16%	59,580,755

Interest Expense (2)	(17,587,352)		(1,958,384)		(4,271,228)		(23,816,964)	12.7%	(17,062,052)		(2,010,883)		(2,066,196)		(21,139,131)
Depreciation & Amortization	(27,306,831)		(1,102,720)		(421,848)		(28,831,399)	20.5%	(22,683,695)		(1,002,577)		(241,000)		(23,927,272)

OTHER EXPENSES	(44,894,183)		(3,061,104)		(4,693,076)		(52,648,363)	16.8%	(39,745,747)		(3,013,460)		(2,307,196)		(45,066,403)

Gains on Sales of Interests in Real Estate	6,736,414		5,024,081		—		11,760,495	669.1%	—		1,529,183		—		1,529,183

Income before Minority Interest	25,081,754		6,832,053		(11,753,874)		20,159,933	25.7%	24,609,018		3,024,968		(11,590,451)		16,043,535

Minority Interest in Properties	(41,109)		—		—		(41,109)	-22.8%	(53,268)		—		—		(53,268)
Minority Interest of O.P. Unitholders	—		—		(1,781,811)		(1,781,811)	17.4%	—		—		(1,517,300)		(1,517,300)
Income from Operations	25,040,645		6,832,053		(13,535,685)		18,337,013	26.7%	24,555,750		3,024,968		(13,107,751)		14,472,967
Discontinued Operations:
Minority Interest of O.P. Unitholders	—		—		(441,242)		(441,242)	115.1%	—		—		(205,095)		(205,095)

TOTAL DISCONTINUED OPERATIONS	—		—		(441,242)		(441,242)	N/A	—		—		(205,095)		(205,095)

NET INCOME	$25,040,645	140%	$6,832,053	38%	$(13,976,927)	-78%	$17,895,771	25.4%	$24,555,750	172%	$3,024,968	21%	$(13,312,846)	-93%	$14,267,872

(1)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company’s share of the Total Revenues and Expenses of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2)	Capitalized interest expense of $795,000 is not included in the quarter ended 9/30/05 and $419,000 is not included in the quarter ended 9/30/04.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 30 to 32.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

INCOME STATEMENT (1)

QUARTERLY COMPARISON

(Line of Business)

	Q3 05 (3 months ended 9/30/05)					TOTAL % CHANGE	Q3 04 (3 months ended 9/30/04)
	RETAIL		CORPORATE/ OTHER PROPERTIES		Combined TOTAL		RETAIL		CORPORATE/ OTHER PROPERTIES		Combined TOTAL
Base Rents	$71,869,418		$80,699		$71,950,117	1.9%	$70,535,953		$85,156		$70,621,109
Straight-Lining of Base Rents	1,174,962		—		1,174,962	-7.5%	1,269,906		—		1,269,906
Percentage Rents	1,453,810		—		1,453,810	-22.4%	1,873,163		—		1,873,163
Expense Reimbursements	33,839,536		2,946		33,842,482	1.3%	33,411,645		12,970		33,424,615
Lease Termination Revenue	551,843		—		551,843	-67.4%	1,690,536		—		1,690,536
Other Real Estate Revenues	2,516,228		—		2,516,228	10.7%	2,272,817		—		2,272,817

TOTAL REAL ESTATE REVENUES	111,405,797	100%	83,645	—	111,489,442	0.3%	111,054,020	100%	98,126	0	111,152,146

Operating and Maintenance	(32,488,716)		(5,490)		(32,494,206)	0.6%	(32,290,920)		(3,430)		(32,294,350)
Real Estate Taxes	(10,882,052)		(4,585)		(10,886,637)	8.9%	(9,983,666)		(10,120)		(9,993,786)

TOTAL PROPERTY OPERATING EXPENSES	(43,370,768)	100%	(10,075)	—	(43,380,843)	2.6%	(42,274,586)	100%	(13,550)	0	(42,288,136)

NET OPERATING INCOME	68,035,029	100%	73,570	—	68,108,599	-1.1%	68,779,434	100%	84,576	0	68,864,010

Management Company Revenue	—		1,136,109		1,136,109	-38.0%	—		1,831,296		1,831,296
Interest and Other Income	—		293,002		293,002	63.2%	—		179,562		179,562
General and Administrative:									—		—
Corporate Payroll and Benefits	—		(6,822,681)		(6,822,681)	-7.0%	—		(7,335,945)		(7,335,945)
Other General & Administrative and taxes	—		(1,667,228)		(1,667,228)	-57.9%	—		(3,958,168)		(3,958,168)

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)	68,035,029	111%	(6,987,228)	-11%	61,047,801	2.5%	68,779,434	115%	(9,198,679)	-15%	59,580,755

Interest Expense (2)	(19,545,736)		(4,271,228)		(23,816,964)	12.7%	(19,072,935)		(2,066,196)		(21,139,131)
Depreciation & Amortization	(28,409,551)		(421,848)		(28,831,399)	20.5%	(23,673,732)		(253,540)		(23,927,272)

OTHER EXPENSES	(47,955,287)		(4,693,076)		(52,648,363)	16.8%	(42,746,667)		(2,319,736)		(45,066,403)

Gains on Sales of Interests in Real Estate	5,024,081		6,736,414		11,760,495	669.1%	1,529,183		—		1,529,183

Income before Minority Interest	25,103,823		(4,943,890)		20,159,933	25.7%	27,561,950		(11,518,415)		16,043,535

Minority Interest in Properties	(41,109)		—		(41,109)	-22.8%	(53,268)		—		(53,268)

Minority Interest of O.P. Unitholders	—		(1,781,811)		(1,781,811)	17.4%	—		(1,517,300)		(1,517,300)

Income from Operations	25,062,714		(6,725,701)		18,337,013	26.7%	27,508,682		(13,035,715)		14,472,967

Discontinued Operations:
Minority Interest of O.P. Unitholders	—		(441,242)		(441,242)	115.1%	—		(205,095)		(205,095)

TOTAL DISCONTINUED OPERATIONS	—		(441,242)		(441,242)	N/A	—		(205,095)		(205,095)

NET INCOME	$25,062,714	140%	$(7,166,943)	-40%	$17,895,771	25.4%	$27,508,682	193%	$(13,240,810)	-93%	$14,267,872

(1)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2)	Capitalized interest expense of $795,000 is not included in the quarter ended 9/30/05 and $419,000 is not included in the quarter ended 9/30/04.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 30 to 32.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

RETAIL INCOME STATEMENT (1)

QUARTERLY COMPARISON

	Q3 05 (3 months ended 9/30/05)					% Change TOTAL	% Change Wholly Owned	% Change Partnerships	Q3 04 (3 months ended 9/30/04)
	Combined TOTAL	Wholly Owned		Partnerships					Combined TOTAL	Wholly Owned		Partnerships
Base Rents	$71,869,418	$67,015,137		$4,854,281		1.9%	2.5%	-6.1%	$70,535,953	$65,364,658		$5,171,295
Straight-Lining of Base Rents	1,174,962	1,198,472		(23,510)		-7.5%	-5.6%	-2856.2%	1,269,906	1,269,053		853
Percentage Rents	1,453,810	1,418,939		34,871		-22.4%	-22.0%	-34.3%	1,873,163	1,820,100		53,063
Expense Reimbursements	33,839,536	32,418,503		1,421,033		1.3%	1.1%	6.4%	33,411,645	32,075,984		1,335,661
Lease Termination Revenue	551,843	175,734		376,109		-67.4%	-89.6%	N/A	1,690,536	1,690,536		—
Other Real Estate Revenues	2,516,228	2,353,203		163,025		10.7%	4.4%	774.7%	2,272,817	2,254,180		18,637

TOTAL REAL ESTATE REVENUES	111,405,797	104,579,988	94%	6,825,809	6%	0.3%	0.1%	3.7%	111,054,020	104,474,511	94%	6,579,509	6%

Operating and Maintenance	(32,488,716)	(31,146,420)		(1,342,296)		0.6%	0.7%	-1.3%	(32,290,920)	(30,930,826)		(1,360,094)
Real Estate Taxes	(10,882,052)	(10,267,615)		(614,437)		9.0%	10.7%	-13.5%	(9,983,666)	(9,273,496)		(710,170)

TOTAL PROPERTY OPERATING EXPENSES	(43,370,768)	(41,414,035)	95%	(1,956,733)	5%	2.6%	3.0%	-5.5%	(42,274,586)	(40,204,322)	95%	(2,070,264)	5%

NET OPERATING INCOME	68,035,029	63,165,953	93%	4,869,076	7%	-1.1%	-1.7%	8.0%	68,779,434	64,270,189	93%	4,509,245	7%

Interest Expense	(19,545,736)	(17,587,352)		(1,958,384)		2.5%	3.1%	-2.6%	(19,072,935)	(17,062,052)		(2,010,883)
Depreciation & Amortization	(28,409,551)	(27,306,831)		(1,102,720)		20.0%	20.4%	10.0%	(23,673,732)	(22,671,155)		(1,002,577)

OTHER EXPENSES	(47,955,287)	(44,894,183)		(3,061,104)		12.2%	13.0%	1.6%	(42,746,667)	(39,733,207)		(3,013,460)

Gains on sales of int. in R.E	5,024,081	—		5,024,081		228.5%	N/A	228.5%	1,529,183	—		1,529,183

Income before Minority Int.	25,103,823	18,271,770		6,832,053		-8.9%	-25.5%	125.9%	27,561,950	24,536,982		3,024,968

Minority Interest in Properties	(41,109)	(41,109)				-22.8%	-22.8%	N/A	(53,268)	(53,268)		—

NET INCOME	$25,062,714	$18,230,661	73%	$6,832,053	27%	-8.9%	-25.5%	125.9%	$27,508,682	$24,483,714	89%	$3,024,968	11%

SAME STORE COMPARISON

	Q3 05 (3 months ended 9/30/05)								Q3 04 (3 months ended 9/30/04)
	Combined TOTAL	SAME		NEW		DIVEST		% Change Same Store	Combined TOTAL	SAME		NEW		DIVEST
Base Rents	$71,869,418	$66,373,448		$5,408,507		$87,463		-0.2%	$70,535,953	$66,504,789		$—		$4,031,164
Straight-Lining of Base Rents	1,174,962	983,914		192,431		(1,383)		-20.7%	1,269,906	1,240,219		—		29,687
Percentage Rents	1,453,810	1,438,143		60,390		(44,723)		-15.5%	1,873,163	1,702,284		—		170,879
Expense Reimbursements	33,839,536	31,301,166		2,541,504		(3,134)		-0.8%	33,411,645	31,542,251		—		1,869,394
Lease Termination Revenue	551,843	542,343		9,500		—		-67.9%	1,690,536	1,690,536		—		—
Other Real Estate Revenues	2,516,228	2,300,123		213,936		2,169		8.8%	2,272,817	2,114,545		—		158,272

TOTAL REAL ESTATE REVENUES	111,405,797	102,939,137	92%	8,426,268	8%	40,392	0%	-1.8%	111,054,020	104,794,624	94%	—	0%	6,259,396	6%

Operating and Maintenance	(32,488,716)	(29,582,029)		(2,923,598)		16,911		1.3%	(32,290,920)	(29,214,671)		—		(3,076,249)
Real Estate Taxes	(10,882,052)	(10,086,497)		(750,728)		(44,827)		8.3%	(9,983,666)	(9,316,258)		—		(667,408)

TOTAL PROPERTY OPERATING EXPENSES	(43,370,768)	(39,668,526)	91%	(3,674,326)	8%	(27,916)	0%	3.0%	(42,274,586)	(38,530,929)	91%	—	0%	(3,743,657)	9%

NET OPERATING INCOME	68,035,029	63,270,611	93%	4,751,942	7%	12,476	0%	-4.5%	68,779,434	66,263,695	96%	—	0%	2,515,739	4%

Interest Expense	(19,545,736)	(18,788,029)		(673,965)		(83,742)		2.0%	(19,072,935)	(18,413,511)		—		(659,424)
Depreciation & Amortization	(28,409,551)	(25,920,665)		(2,461,149)		(27,737)		10.1%	(23,673,732)	(23,552,134)		—		(121,598)

OTHER EXPENSES	(47,955,287)	(44,708,694)		(3,135,114)		(111,479)		6.5%	(42,746,667)	(41,965,645)		—		(781,022)

Gains on sales of int. in R.E.	5,024,081	—		—		5,024,081		N/A	1,529,183	—		—		1,529,183

Income before Minority Int.	25,103,823	18,561,917		1,616,828		4,925,078		-23.6%	27,561,950	24,298,050		—		3,263,900

Minority Interest in Properties	(41,109)	(41,288)		—		179		-14.4%	(53,268)	(48,230)		—		(5,038)

NET INCOME	$25,062,714	$18,520,629	74%	$1,616,828	6%	$4,925,257	20%	-23.6%	$27,508,682	$24,249,820	88%	$—	0%	$3,258,862	12%

(1)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company’s share of the Total Revenues and Expenses of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 30 to 32.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

RETAIL INCOME STATEMENT (1)

QUARTERLY COMPARISON

(Property Subtype)

	Q3 05 (3 months ended 9/30/05)					% Change TOTAL	% Change Enclosed Mall	% Change Power and Strip Center	Q3 04 (3 months ended 9/30/04)
	Combined TOTAL	Enclosed Mall		Power and Strip Center					Combined TOTAL	Enclosed Mall		Power and Strip Center
Base Rents	$71,869,418	$64,213,818		$7,655,600		1.9%	3.0%	-6.2%	$70,535,953	$62,371,864		$8,164,089
Straight-Lining of Base Rents	1,174,962	978,224		196,738		-7.5%	-11.2%	17.1%	1,269,906	1,101,917		167,989
Percentage Rents	1,453,810	1,406,319		47,491		-22.4%	-23.6%	44.9%	1,873,163	1,840,385		32,778
Expense Reimbursements	33,839,536	32,186,276		1,653,260		1.3%	0.5%	20.1%	33,411,645	32,034,613		1,377,032
Lease Termination Revenue	551,843	176,843		375,000		-67.4%	-7.2%	-75.0%	1,690,536	190,536		1,500,000
Other Real Estate Revenues	2,516,228	2,446,880		69,348		10.7%	8.3%	421.6%	2,272,817	2,259,522		13,295

TOTAL REAL ESTATE REVENUES	111,405,797	101,408,360	91%	9,997,437	9%	0.3%	1.6%	-11.2%	111,054,020	99,798,837	90%	11,255,183	10%

Operating and Maintenance	(32,488,716)	(31,403,121)		(1,085,595)		0.6%	0.3%	9.1%	(32,290,920)	(31,295,781)		(995,139)
Real Estate Taxes	(10,882,052)	(9,884,400)		(997,652)		9.0%	9.1%	7.8%	(9,983,666)	(9,057,824)		(925,842)

TOTAL PROPERTY OPERATING EXPENSES	(43,370,768)	(41,287,521)	95%	(2,083,247)	5%	2.6%	2.3%	8.4%	(42,274,586)	(40,353,605)	95%	(1,920,981)	5%

NET OPERATING INCOME	68,035,029	60,120,839	88%	7,914,190	12%	-1.1%	1.1%	-15.2%	68,779,434	59,445,232	86%	9,334,202	14%

Interest Expense	(19,545,736)	(17,912,601)		(1,633,135)		2.5%	2.8%	-1.3%	(19,072,935)	(17,418,870)		(1,654,065)
Depreciation & Amortization	(28,409,551)	(25,831,945)		(2,577,606)		20.0%	22.6%	-1.1%	(23,673,732)	(21,067,670)		(2,606,062)

OTHER EXPENSES	(47,955,287)	(43,744,546)		(4,210,741)		12.2%	13.7%	-1.2%	(42,746,667)	(38,486,540)		(4,260,127)

Gains on sales of int. in R.E.	5,024,081	5,045,007		(20,926)		228.5%	N/A	-101.4%	1,529,183	—		1,529,183

Income before Minority Int.	25,103,823	21,421,300		3,682,523		-8.9%	2.2%	-44.2%	27,561,950	20,958,692		6,603,258

Minority Interest in Properties	(41,109)	(41,109)		—		-22.8%	-22.8%	N/A	(53,268)	(53,268)		—

NET INCOME	$25,062,714	$21,380,191	85%	$3,682,523	15%	-8.9%	2.3%	-44.2%	$27,508,682	$20,905,424	76%	$6,603,258	26%

SAME STORE COMPARISON

	Q3 05 (3 months ended 9/30/05)					% Change TOTAL (1)	% Change Enclosed Mall	% Change Power and Strip Center	Q3 04 (3 months ended 9/30/04)
	Combined TOTAL	Enclosed Mall		Power and Strip Center					Combined TOTAL	Enclosed Mall		Power and Strip Center
Base Rents	$66,373,448	$58,717,848		$7,655,600		-0.2%	0.5%	-5.3%	$66,504,789	$58,416,744		$8,088,045
Straight-Lining of Base Rents	983,914	787,176		196,738		-20.7%	-26.5%	16.4%	1,240,219	1,071,193		169,026
Percentage Rents	1,438,143	1,390,652		47,491		-15.5%	-16.7%	44.9%	1,702,284	1,669,506		32,778
Expense Reimbursements	31,301,166	29,647,906		1,653,260		-0.8%	-1.8%	22.1%	31,542,251	30,188,612		1,353,639
Lease Termination Revenue	542,343	167,343		375,000		-67.9%	-12.2%	-75.0%	1,690,536	190,536		1,500,000
Other Real Estate Revenues	2,300,123	2,230,775		69,348		8.8%	6.2%	421.6%	2,114,545	2,101,250		13,295

TOTAL REAL ESTATE REVENUES	102,939,137	92,941,700	90%	9,997,437	10%	-1.8%	-0.7%	-10.4%	104,794,624	93,637,841	89%	11,156,783	11%

Operating and Maintenance	(29,582,029)	(28,496,434)		(1,085,595)		1.3%	1.0%	9.7%	(29,214,671)	(28,225,478)		(989,193)
Real Estate Taxes	(10,086,497)	(9,088,845)		(997,652)		8.3%	8.1%	9.4%	(9,316,258)	(8,403,951)		(912,307)

TOTAL PROPERTY OPERATING EXPENSES	(39,668,526)	(37,585,279)	95%	(2,083,247)	5%	3.0%	2.6%	9.6%	(38,530,929)	(36,629,429)	95%	(1,901,500)	5%

NET OPERATING INCOME	63,270,611	55,356,421	87%	7,914,190	13%	-4.5%	-2.9%	-14.5%	66,263,695	57,008,412	86%	9,255,283	14%

Interest Expense	(18,788,029)	(17,154,894)		(1,633,135)		2.0%	2.4%	-1.3%	(18,413,511)	(16,759,446)		(1,654,065)
Depreciation & Amortization	(25,920,665)	(23,343,059)		(2,577,606)		10.1%	11.3%	0.3%	(23,552,134)	(20,982,409)		(2,569,725)

OTHER EXPENSES	(44,708,694)	(40,497,953)		(4,210,741)		6.5%	7.3%	-0.3%	(41,965,645)	(37,741,855)		(4,223,790)

Gains on sales of int. in R.E	—	—		—		N/A	N/A	N/A	—	—		—

Income before Minority Int.	18,561,917	14,858,468		3,703,449		-23.6%	-22.9%	-26.4%	24,298,050	19,266,557		5,031,493

Minority Interest in Properties	(41,288)	(41,288)		—		-14.4%	-14.4%	N/A	(48,230)	(48,230)		—

NET INCOME	$18,520,629	$14,817,180	80%	$3,703,449	20%	-23.6%	-22.9%	-26.4%	$24,249,820	$19,218,327	79%	$5,031,493	21%

(1)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company’s share of the Total Revenues and Expenses of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

	Q3:9/30/05	% Change	Q3:9/30/04
FUNDS FROM OPERATIONS (FFO) (1)
Net Income	$17,895,771	25.4%	$14,267,872
Dividends on Preferred Shares	(3,403,125)	0.0%	(3,403,125)

Net Income available to common shareholders	$14,492,646	33.4%	$10,864,747
Minority Interest in Operating Partnership-Continuing Operations	1,781,811	17.4%	1,517,300
Minority Interest in Operating Partnership-Discontinued Operations	441,242	115.1%	205,095
Gains on Sales of Interests in Real Estate	(5,024,081)	228.5%	(1,529,183)
Gains and adjustments to Gains on Disposition of Discontinued Operations	(3,736,414)	N/A	—
Depreciation & Amortization: (2)
Wholly Owned and Consolidated Partnerships	27,176,980	20.5%	22,549,055
Unconsolidated Partnerships	1,102,720	10.0%	1,002,577
Discontinued Operations	—	N/A	12,540

FFO	$36,234,904	4.7%	$34,622,131

Minority Interest in Properties	106,000	-3.6%	110,000

FFO for Diluted Calculation	$36,340,904	4.6%	$34,732,131

Weighted Average Shares and O.P. Units Outstanding-basic	40,741,536	1.5%	40,131,231
Weighted Average Effect of Common Share Equivalents	696,700	8.9%	639,557

Total Weighted Average Shares Outstanding, including O.P. Units-diluted	41,438,236	1.6%	40,770,788

Net Income per Share (diluted)	$0.39	30.0%	$0.30

FFO per Share (basic)	$0.89	3.1%	$0.86

FFO per Share (diluted)	$0.88	2.3%	$0.86

FUNDS AVAILABLE FOR DISTRIBUTION
FFO	$36,234,904	4.7%	$34,622,131
Adjustments:
Straight-Lining of Base Rents	(1,174,962)	-7.5%	(1,269,906)
Recurring Capital Expenditures	(5,390,000)	91.7%	(2,812,227)
Tenant Allowances	(4,139,000)	206.7%	(1,349,309)
Capitalized Leasing Costs	(800,960)	25.6%	(637,874)
Amortization of Debt Premium	(4,851,462)	0.5%	(4,829,622)
Amortization of Above-and Below- Market Lease Intangibles	67,600	-63.4%	184,590

FAD	$19,946,120	-16.6%	$23,907,783

Weighted Average Shares and O.P. Units Outstanding	40,741,536	1.5%	40,131,231

FAD per Share	$0.49	-17.8%	$0.60

Dividend per Common Share	$0.57	5.6%	$0.54

PAYOUT RATIOS
Payout Ratio of FFO	64.1%	1.5%	62.6%

Payout Ratio of FAD	116.4%	25.8%	90.6%

(1)	Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)	Excludes depreciation of non-real estate assets and amortization of deferred financing costs.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

KEY RATIOS

	Q3: 9/30/2005	Q3: 9/30/2004
Coverage Ratio (1)
Interest Coverage Ratio (EBITDA/Interest Expense)	2.56	2.82
Leverage Ratios (1)
Debt / Total Market Capitalization	48.0%	46.6%
Operating Ratios (1)
NOI/Real Estate Revenues	61.1%	62.0%
Return on Investment Ratios (1)
Total FFO/Equity Market Capitalization, net of preferred shares	2.1%	2.2%
NOI/Total Market Capitalization at Period End	1.9%	2.2%
NOI/Investment in Real Estate at Period End	2.4%	2.7%
Payout Ratios
FFO Payout Ratio (Dividend/FFO-basic) per Share	64.1%	62.6%
FAD Payout Ratio (Dividend/FAD) per Share	116.4%	90.6%

(1)	The calculation of these ratios includes wholly owned properties, PREIT's proportionate share of partnership properties and properties classified as held for sale.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

DEBT SCHEDULE of WHOLLY OWNED PROPERTIES

Property Name	PREIT’s Ownership Interest	Total Investment to Date	PREIT’s Investment to Date (1)	PREIT’s Accumulated Depreciation	PREIT’s Depreciated Costs	PREIT’s Share of O/S Mortgage Debt and Mortgage Debt Premium	PREIT’s Share of Mortgage
Retail Properties
Beaver Valley Mall	100%	$55,785,498	$55,785,498	$5,418,662	$50,366,836	$46,506,222	$46,506,222
Capital City (2)	100%	86,185,229	86,185,229	3,955,645	82,229,584	57,827,651	52,369,929
Chambersburg Mall (2)(3)	89%	34,938,530	34,938,530	1,829,185	33,109,345	19,670,034	18,454,820
Cherry Hill Mall	100%	208,625,325	208,625,325	12,064,782	196,560,543	200,000,000	200,000,000
Christiana Power I	100%	39,949,871	39,949,871	6,257,185	33,692,686	—	—
Court at Oxford Valley	50%	55,645,206	27,822,603	5,385,604	22,436,999	20,762,955	20,762,955
Creekview	100%	19,094,685	19,094,685	3,543,275	15,551,410	—	—
Crest Plaza Shopping Center	100%	16,145,531	16,145,531	2,311,277	13,834,254	—	—
Crossroads Mall	100%	31,914,903	31,914,903	2,032,684	29,882,219	13,788,085	13,249,515
Cumberland Mall	100%	54,938,613	54,938,613	781,178	54,157,435	46,063,586	43,568,163
						3,713,101	3,713,101
Dartmouth Mall	100%	58,699,872	58,699,872	13,051,081	45,648,791	67,710,937	67,710,937
Echelon Mall	100%	18,863,574	18,863,574	2,766,703	16,096,871	—	—
Exton Square Mall	100%	144,312,406	144,312,406	8,891,104	135,421,302	102,762,496	97,566,027
Festival at Exton	100%	19,506,410	19,506,410	2,883,872	16,622,538	—	—
Francis Scott Key Mall (3)	89%	61,501,733	61,501,733	3,162,145	58,339,588	34,422,559	32,295,936
Gadsden Mall	100%	50,396,934	50,396,934	679,206	49,717,728	—	—
Jacksonville Mall (3)	100%	66,958,090	66,958,090	3,636,500	63,321,590	26,554,546	24,914,008
Lehigh Valley Mall	50%	34,740,900	17,370,450	10,085,517	7,284,933	22,537,332	22,537,332
Logan Valley Mall (2)(3)	100%	91,484,131	91,484,131	5,685,696	85,798,435	56,059,596	52,596,237
Lycoming Mall (2)(3)	89%	55,545,575	55,545,575	2,817,228	52,728,347	34,422,560	32,295,936
Magnolia Mall	100%	65,171,814	65,171,814	10,574,087	54,597,727	65,870,083	65,870,083
Metroplex Shopping Center	50%	83,948,356	41,974,178	7,183,673	34,790,505	31,547,389	31,547,389
Moorestown Mall	100%	75,956,938	75,956,938	7,314,112	68,642,826	62,148,967	62,148,967
New River Valley Mall (3)	89%	30,549,246	30,549,246	1,612,845	28,936,401	16,719,529	15,686,597
Nittany Mall (2)(3)	89%	39,451,070	39,451,070	1,982,425	37,468,645	29,505,052	27,682,231
North Hanover Mall (2)(3)	89%	28,782,662	28,782,662	1,601,207	27,181,455	19,670,034	18,454,820
Northeast Tower Center (3)	100%	33,637,828	33,637,828	4,008,938	29,628,890	17,211,280	16,147,968
Orlando Fashion Square	100%	109,076,886	109,076,886	2,336,350	106,740,536	—	—
Palmer Park Mall	100%	33,361,356	33,361,356	7,377,073	25,984,283	17,380,406	17,380,406
Patrick Henry Mall (3)	89%	119,178,026	119,178,026	5,117,128	114,060,898	49,666,839	46,598,422
Paxton Towne Centre	100%	53,688,793	53,688,793	7,223,143	46,465,650	—	—
Phillipsburg Mall (3)	89%	48,948,883	48,948,883	2,568,682	46,380,201	29,505,052	27,682,231
Plymouth Meeting Mall	100%	80,723,029	80,723,029	5,672,026	75,051,003	—	—
Red Rose Commons	50%	23,883,372	11,941,686	1,895,287	10,046,399	13,446,920	13,446,920
Schuylkill Mall (2) (4)	100%	8,108,061	8,108,061	—	8,108,061	17,113,872	17,113,872
Springfield Park I&II	50%	14,041,878	7,020,939	780,591	6,240,348	1,740,343	1,740,343
South Blanding Village	100%	9,504,950	9,504,950	3,544,310	5,960,640	—	—
South Mall (2)(3)	89%	27,034,526	27,034,526	1,435,102	25,599,424	14,752,525	13,841,115
The Commons at Magnolia	100%	9,784,341	9,784,341	1,589,665	8,194,676	—	—
The Gallery at Market East I	100%	48,388,450	48,388,450	3,097,606	45,290,844	—	—
The Gallery at Market East II	100%	28,144,480	28,144,480	981,137	27,163,343	—	—
The Mall at Prince Georges	100%	92,447,733	92,447,733	14,939,619	77,508,114	42,005,076	40,975,694
Uniontown Mall (2)(3)	89%	35,001,078	35,001,078	2,290,782	32,710,296	23,604,042	22,145,785
Valley Mall	100%	86,263,043	86,263,043	5,221,372	81,041,671	—	—
Valley View Mall	100%	60,356,597	60,356,597	2,993,959	57,362,638	37,001,794	36,520,229
Viewmont Mall (2)(3)	89%	76,810,517	76,810,517	3,579,459	73,231,058	29,505,052	27,682,231
Washington Crown Center (2)	89%	42,519,106	42,519,106	3,522,172	38,996,934	—	—
Whitehall Mall	50%	31,466,370	15,733,185	6,237,488	9,495,697	6,772,430	6,772,430
Willow Grove Park	100%	176,123,797	176,123,797	15,336,027	160,787,770	108,508,276	107,649,667
Wiregrass Mall (5)	100%	37,458,994	37,458,994	1,993,347	35,465,647	—	—
Wyoming Valley Mall (2)(3)	100%	91,367,340	91,367,340	4,273,353	87,093,987	56,059,597	52,596,238
Westgate Anchor Pad	100%	3,378,669	3,378,669	—	3,378,669	—	—

Sub-Total Retail Properties		$2,909,791,205	$2,787,928,164	$235,521,494	$2,552,406,670	$1,442,536,218	$1,398,224,756

Office Properties
P&S Building	100%	1,502,711	1,502,711	—	1,502,711	—	—

Sub-Total Office Properties		$1,502,711	$1,502,711	$—	$1,502,711	$—	$—

Land/Development Properties
Lacey	100%	15,495,497	$15,495,497	$—	15,495,497	—	—
New Garden	100%	6,221,582	6,221,582	—	6,221,582	—	—
New River Valley	100%	4,395,306	4,395,306	—	4,395,306	—	—
Pavilion at Market East	50%	N/A	1,506,178	—	1,506,178	—	—
The Plaza at Magnolia	100%	4,300,884	4,300,884	—	4,300,884	—	—
Land held for development	100%	6,099,758	6,099,758	—	6,099,758	—	—

Sub-Total Land/Development Properties		$36,513,027	$38,019,205	$—	$38,019,205	$—	$—

TOTAL for WHOLLY OWNED PROPERTIES		$2,704,080,861	$2,704,080,861	$203,953,334	$2,500,127,527	$1,345,728,849	$1,301,417,387

TOTAL for PARTNERSHIPS		$243,726,082	$123,369,219	$31,568,160	$91,801,059	$96,807,369	$96,807,369

							$—

CORPORATE /LINE OF CREDIT						$276,000,000	$276,000,000

TOTAL for WHOLLY OWNED and PARTNERSHIP PROPERTIES	$2,947,806,943	$2,827,450,080	$235,521,494	$2,591,928,586	$1,718,536,218	$1,674,224,756	$44,311,462

Property Name	PREIT’s Share of Mortgage Debt Premium	Current Mortgages Interest Rate	Marked to Market Interest Rate (GAAP)	Annual Mortgage Debt Service	Mortgage Balance at Maturity	Date of Maturity
Retail Properties
Beaver Valley Mall	$—	7.36%	7.36%	$3,972,402	$42,265,601	2012
Capital City (2)	5,457,722	7.61%	5.50%	4,602,529	47,842,921	2012
Chambersburg Mall (2)(3)	1,215,214	7.43%	4.99%	1,762,666	17,199,298	2008
Cherry Hill Mall	—	5.42%	—	13,509,720	177,689,279	2012
Christiana Power I	—	—	—	—	—
Court at Oxford Valley	—	8.02%	—	2,319,426	15,666,965	2011
Creekview	—	—	—	—	—
Crest Plaza Shopping Center	—	—	—	—	—
Crossroads Mall	538,570	7.39%	5.75%	1,191,103	12,646,534	2008
Cumberland Mall	2,495,423	6.50%	5.40%	3,413,167	38,782,131	2012
	—	5.00%	5.00%	205,512	—	2017
Dartmouth Mall	—	4.95%	4.95%	4,483,668	57,594,279	2013
Echelon Mall	—	—	—
Exton Square Mall	5,196,469	6.95%	5.00%	8,102,242	93,034,213	2008
Festival at Exton	—	—	—	—	—
Francis Scott Key Mall (3)	2,126,623	7.43%	4.99%	3,084,665	30,098,771	2008
Gadsden Mall	—	—	—	—	—
Jacksonville Mall (3)	1,640,538	7.43%	4.99%	2,379,598	23,219,052	2008
Lehigh Valley Mall	—	7.90%	—	2,479,260	21,750,439	2006
Logan Valley Mall (2)(3)	3,463,359	7.43%	4.99%	5,023,597	49,017,998	2008
Lycoming Mall (2)(3)	2,126,624	7.43%	4.99%	3,084,664	30,098,771	2008
Magnolia Mall	—	5.33%	—	4,412,779	54,212,017	2015
Metroplex Shopping Center	—	7.25%	—	2,680,953	28,784,676	2011
Moorestown Mall	—	4.95%	4.95%	4,115,367	52,863,321	2013
New River Valley Mall (3)	1,032,932	7.43%	4.99%	1,498,266	14,619,403	2008
Nittany Mall (2)(3)	1,822,821	7.43%	4.99%	2,643,998	25,798,946	2008
North Hanover Mall (2)(3)	1,215,214	7.43%	4.99%	1,762,666	17,199,298	2008
Northeast Tower Center (3)	1,063,312	7.43%	4.99%	1,542,332	15,049,385	2008
Orlando Fashion Square	—	—	—	—	—	—
Palmer Park Mall	—	6.77%	6.77%	1,661,220	15,674,394	2009
Patrick Henry Mall (3)	3,068,417	7.43%	4.99%	4,450,730	43,428,226	2008
Paxton Towne Centre	—	—	—	—	—	—
Phillipsburg Mall (3)	1,822,821	7.43%	4.99%	2,643,998	25,798,946	2008
Plymouth Meeting Mall	—	—	—	—	—	—
Red Rose Commons	—	7.66%	—	1,220,048	12,425,422	2009
Schuylkill Mall (2) (4)	—	7.25%	7.25%	N/A	N/A	2008
Springfield Park I&II	—	7.79%		202,561	1,411,804	2010
South Blanding Village	—	—	—	—	—	—
South Mall (2)(3)	911,410	7.43%	4.99%	1,321,999	12,899,473	2008
The Commons at Magnolia	—	—	—	—	—	—
The Gallery at Market East I	—	—	—	—	—	—
The Gallery at Market East II	—	—	—	—	—	—
The Mall at Prince Georges	1,029,382	8.70%	6.80%	4,134,937	39,986,536	2007
Uniontown Mall (2)(3)	1,458,257	7.43%	4.99%	2,115,199	20,639,157	2008
Valley Mall	—	—	—	—	—	—
Valley View Mall	481,565	6.15%	5.75%	2,773,295	34,280,656	2009
Viewmont Mall (2)(3)	1,822,821	7.43%	4.99%	2,643,998	25,798,946	2008
Washington Crown Center (2)	—	—	—	—	—	—
Whitehall Mall	—	6.77%	—	641,436	6,128,937	2008
Willow Grove Park	858,609	8.39%	6.37%	10,046,933	107,307,726	2006
Wiregrass Mall (5)	—	—	—	—	—	—
Wyoming Valley Mall (2)(3)	3,463,359	7.43%	4.99%	5,023,597	49,017,998	2008
Westgate Anchor Pad	—	—	—	—	—	—

Sub-Total Retail Properties	$44,311,462	6.83%	5.16%	$117,150,531	$1,260,231,519

Office Properties
P&S Building	—	0.00%	0.00%	$—	$—	—

Sub-Total Office Properties	$—	—	—	$—	$—

Land/Development Properties
Lacey	—	—	—	—	—	—
New Garden	—	—	—	—	—	—
New River Valley	—	—	—	—	—	—
Pavilion at Market East	—	—	—	—	—	—
The Plaza at Magnolia	—	—	—	—	—	—
Land held for development	—	—	—	—	—	—

Sub-Total Land/Development Properties	$—	—	—	$—	$—

TOTAL for WHOLLY OWNED PROPERTIES	$44,311,462	6.77%	5.16%	$107,606,847	$1,174,063,276

TOTAL for PARTNERSHIPS	$—	7.60%	7.60%	$9,543,684	$86,168,243

CORPORATE /LINE OF CREDIT	$—

TOTAL for WHOLLY OWNED and PARTNERSHIP PROPERTIES	6.83%	5.33%	$117,150,531	$1,260,231,519

(1)	Includes development and CIP costs.

(2)	PREIT has an 89% ownership interest and a 99% economic interest in these properties. These properties are consolidated for financial reporting purposes.

(3)	Mortgage Debt represents the properties’ allocated portion of the REMIC provided by General Electric Capital Corporation

(4)	In December 2004, the Company completed a modification of the mortgage on Schuylkill Mall. The modification limits the monthly payments to interest plus the excess cash flow from the property after management fees, leasing commissions, and lender-approved capital expenditures. Monthly excess cash flow will accumulate throughout the year in escrow, and an annual principal payment will be made on the last day of each year from this account. All other terms of the loan remained unchanged. Due to the modification, the timing of future principal payment amounts can not be determined.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

Amortization of Debt Premium Schedule (1)

	Scheduled Amortization of Premium	Debt Premium Balance
Q3 05		$44,311,462
Q4 05	3,902,278	40,409,184
Q1 06	3,707,638	36,701,546
Q2 06	3,364,389	33,337,157
Q3 06	3,348,669	29,988,488
Q4 06	3,324,908	26,663,580
Q1 07	3,300,910	23,362,670
Q2 07	3,299,681	20,062,989
Q3 07	3,135,723	16,927,266
Q4 07	3,110,838	13,816,428
Q1 08	3,093,316	10,723,112
Q2 08	3,083,019	7,640,093
Q3 08	3,017,091	4,623,002
Q4 08	596,438	4,026,564
Q1 09	320,666	3,705,898
Q2 09	334,270	3,371,628
Q3 09	332,872	3,038,756
Q4 09	295,072	2,743,684
Q1 10	286,447	2,457,237
Q2 10	299,845	2,157,392
Q3 10	298,489	1,858,903
Q4 10	289,844	1,569,059
Q1 11	281,258	1,287,801
Q2 11	294,287	993,514
Q3 11	292,828	700,686
Q4 11	284,220	416,466
Q1 12	215,864	200,602
Q2 12	88,293	112,309
Q3 12	87,817	24,492
Q4 12	24,492	—

	$44,311,462

(1)	The above schedule assumes that PREIT continues to own the corresponding properties throughout the period presented and that no refinancings occur to pay off the debt on those properties. The above schedule also assumes that PREIT does not acquire additional properties with above or below market debt in place where adjustments would be made to reflect a debt premium or discount.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

DEBT ANALYSIS

Outstanding Debt (1)

	Fixed Rate	% of Total Indebtedness	Floating Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Wholly Owned
Mortgage Notes Payable	$1,345,728,849	78.3%	$—	0.0%	$1,345,728,849	78.3%
Partnerships (at PREIT’s share)
Mortgage Notes Payable	96,807,369	5.6%	—	0.0%	96,807,369	5.6%
Corporate
Revolving Line of Credit	—	0.0%	276,000,000	16.1%	276,000,000	16.1%

TOTAL OUTSTANDING DEBT	1,442,536,218		276,000,000		1,718,536,218
SWAP	—		—		—

TOTAL DEBT AFTER HEDGE	$1,442,536,218	83.9%	$276,000,000	16.1%	$1,718,536,218	100.0%

(1)	Includes mark to market of debt.

OUTSTANDING PRINCIPAL BALANCE

Weighted Average Interest Rates

	Principal Balance	Weighted Average Interest Rate
Fixed Rate Debt	$1,398,224,756	6.83%
Mortgage Debt Premium	44,311,462	N/A
Floating Rate Debt	276,000,000	4.55%

TOTAL (1)	$1,718,536,218	6.45%

(1)	Weighted average interest rate is based on principal balance excluding mortgage debt premium

Interest Rate Hedging Instruments (1)

	Notional Amount	Blended Rate	Latest Settlement Date
SWAP	$120,000,000	4.69%	10/31/2007
SWAP	$250,000,000	4.80%	12/10/2008

(1)	On June 7, 2005 The Company announced that it had entered into interest rate swap agreements to hedge interest rates on $370 million of future debt.

Mortgage Maturity Schedule (1)

Year	Mortgage Balance at Maturity	% of Debt Expiring	Cumulative % of Debt Expiring
2006	$129,058,165	10.2%	10.2%
2007	39,986,536	3.2%	13.4%
2008	511,693,352	40.6%	54.0%
2009	62,380,472	4.9%	59.0%
2010	1,411,804	0.1%	59.1%
2011	44,451,641	3.5%	62.6%
2012	306,579,932	24.3%	86.9%
2013	110,457,600	8.8%	95.7%
Thereafter	54,212,017	4.3%	100.0%

	$1,260,231,519	100.0%

(1)	The average period to mortgage maturity is 4.7 years.

Average Debt Balance

		Mortgage Debt (1)	Line of Credit & Bank Loans	REMIC (1)	TOTAL
Beginning Balance	6/30/2005	$823,145,271	$431,000,000	$461,836,464	$1,715,981,827
Refinancing Magnolia Mall	7/11/2005	46,697,913	(47,000,000)	—	(302,087)
Paydown	7/15/2005		(4,000,000)		(4,000,000)
Disposition- Laurel Mall	7/29/2005	(9,040,808)			(9,040,808)
Working Capital	9/15/2005		26,000,000	—	26,000,000
Refinancing Cherry Hill Mall	9/30/2005	129,762,451	(130,000,000)		(237,549)
Debt Amortization (2)	9/30/2005	(5,356,906)		(4,508,167)	(9,865,073)

Ending Balance	9/30/2005	$985,207,921	$276,000,000	$457,328,297	$1,718,536,218
Weighted Average Balance		$858,068,750	$390,510,870	$461,836,464	$1,710,416,083

(1)	Includes mark to market of debt.

(2)	Includes the amortization of debt premium.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

DEBT RATIOS(1)

	9/30/2005	9/30/2004
Total Liabilities to Gross Asset Value
Ratio of Total Liabilities(2) to Gross Asset Value(3)(4) less than or equal to 0.65 to 1.00.
Total Liabilities	$1,768,161,947	$1,504,604,212
Gross Asset Value	$3,568,129,714	$3,022,626,040
Ratio	49.55%	49.78%

EBITDA to Interest Expense
Ratio of EBITDA(5) to Interest Expense(6) greater than or equal to 1.90 to 1.00.
EBITDA	$253,228,431	$219,394,765
Interest Expense	$110,218,077	$97,882,204
Ratio	2.30	2.24

Adjusted EBITDA to Fixed Charges
Ratio of Adjusted EBITDA(7) to Fixed Charges(8) greater than or equal to 1.50 to 1.00.
Adjusted EBITDA	$251,827,672	$217,750,933
Fixed Charges	$146,767,821	$130,138,879
Ratio	1.72	1.67

Secured Indebtedness to Gross Asset Value
Ratio of Secured Indebtedness(9) to Gross Asset Value(3) (4) less than or equal to 0.60 to 1.00.
Secured Indebtedness	$1,398,224,756	$1,305,144,423
Gross Asset Value	$3,568,129,714	$3,022,626,040
Ratio	39.19%	43.18%

(1)	Debt ratios are based on loan covenants included in the Company’s Credit Facility, led by Wells Fargo Bank National Association, which was effective as of November 20, 2003 and as amended on January 31, 2005.

(2)	Total Liabilities defined as: Total PREIT consolidated GAAP liabilities plus certain letters of credit and other off balance sheet liabilities.

(3)	For the 9/30/2004 calculation Gross Asset Value was defined as: The sum of (i) Adjusted NOI for all Properties of PREIT, its subsidiaries and unconsolidated affiliates (excluding adjusted NOI for development and major redevelopment Property and the non-core properties) for the previous rolling four quarter period, capitalized at 9.00%, plus (ii) cash and cash equivalents plus (iii) all accounts receivable net of reserves plus (iv) book value of Property upon which construction is in progress and land held for development plus (v) development costs plus (vi) adjusted NOI for major redevelopment Property for the recent fiscal quarter (excluding those acquired or disposed of during such quarter) multiplied by 4 and capitalized at 9.00% plus (vii) redevelopment and predevelopment costs plus (viii) the purchase price of Property purchased in the last 2 fiscal quarters (excluding Crown properties) plus (ix) greater of PREIT’s: (a) ownership share or (b) recourse share of book value of construction in progress of unconsolidated affiliates plus (x) purchase price of Property by PREIT and its subsidiaries subject to purchase obligations, purchase obligations, forward commitments and unfunded obligations plus (xi) adjusted NOI for all non-core properties for the previous rolling four quarters capitalized at 11.00%. Capitalized terms used in this footnote shall have the meanings ascribed to such terms in the Credit Agreement.

(4)	For the 9/30/2005 calculation Gross Asset Value is defined as: The sum of (i) Adjusted NOI for all Properties of PREIT, its subsidiaries and unconsolidated affiliates (excluding adjusted NOI for development and major redevelopment Property) for the previous rolling four quarter period, capitalized at 8.25%, plus (ii) cash and cash equivalents plus (iii) all accounts receivable net of reserves plus (iv) book value of Property upon which construction is in progress and land held for development plus (v) development costs plus (vi) adjusted NOI for major redevelopment Properties for the recent fiscal quarter (excluding those acquired or disposed of during such quarter) multiplied by 4 and capitalized at 8.25% plus (vii) redevelopment and predevelopment costs plus (viii) the purchase price of Property purchased in the last 2 fiscal quarters plus (ix) greater of PREIT’s: (a) ownership share or (b) recourse share of book value of construction in progress of unconsolidated affiliates plus (x) purchase price of Property by PREIT and its subsidiaries subject to purchase obligations, purchase obligations, forward commitments and unfunded obligations. Capitalized terms used in this footnote shall have the meanings ascribed to such terms in the Credit Agreement.

(5)	EBITDA defined as: Rolling four quarters of net earnings (loss) of the Company before minority interests and distributions to holders of Preferred Stock, plus the sum of (i) depreciation and amortization expense and other non-cash charges, plus (ii) interest expense, plus (iii) all provisions for income taxes, minus (plus) (iv) extraordinary gains (losses), plus (v) the greater of (a) ownership share or (b) recourse share of EBITDA of unconsolidated affiliates.

(6)	Interest Expense defined as: All paid, accrued or capitalized interest expense excluding capitalized interest funded from construction loans plus the greater of (a) ownership share or (b) recourse share of all paid, accrued or capitalized interest expense of unconsolidated affiliates.

(7)	Adjusted EBITDA defined as: EBITDA plus ground rent payments minus the Reserve for Replacements for all Properties.

(8)	Fixed Charges defined as: Interest Expense plus regularly scheduled principal payments on Indebtedness other than any balloon, bullet or similar principal payment on any Indebtedness plus preferred dividends payments plus ground rent payments.

(9)	Secured Indebtedness defined as: (a) Aggregated principal amount of all Indebtedness that is secured by any Lien and (b) Indebtedness under a Guaranty of the Secured Indebtedness of another.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

PORTFOLIO SUMMARY—RETAIL

(Ordered by State)

Retail Properties (1)	City	State	Property Subtype	Management Status	Property Status	Ownership Interest	Date Acquired	Year Built/ Last Renovated	Years Since Renovation
Wiregrass Commons	Dothan	AL	Enclosed Mall	PREIT	Existing	100%	2003	1986/1999	6
Gadsden Mall	Gadsden	AL	Enclosed Mall	PREIT	New	100%	2005	1974/1990	15
Christiana Power Center I	Newark	DE	Power Center	PREIT	Existing	100%	1998	1998	7
South Blanding Village	Jacksonville	FL	Strip Center	PREIT	Existing	100%	1988/1990	1986	19
Orlando Fashion Square	Orlando	FL	Enclosed Mall	PREIT	New	100%	2004	1973/2003	2
Francis Scott Key Mall (2)	Frederick	MD	Enclosed Mall	PREIT	Existing	89%	2003	1978/1991	14
Valley Mall	Hagerstown	MD	Enclosed Mall	PREIT	Existing	100%	2003	1974/1999	6
The Mall at Prince Georges	Hyattsville	MD	Enclosed Mall	PREIT	Existing	100%	1998	1959/2004	0
Dartmouth Mall	Dartmouth	MA	Enclosed Mall	PREIT	Existing	100%	1997	1971/2000	5
Cherry Hill Mall	Cherry Hill	NJ	Enclosed Mall	PREIT	Existing	100%	2003	1961/1990	15
Moorestown Mall	Moorestown	NJ	Enclosed Mall	PREIT	Existing	100%	2003	1963/2000	5
Phillipsburg Mall	Phillipsburg	NJ	Enclosed Mall	PREIT	Existing	89%	2003	1989/2003	2
Cumberland Mall	Vineland	NJ	Enclosed Mall	PREIT	New	100%	2005	1973/2003	2
Echelon Mall	Voorhees	NJ	Enclosed Mall	PREIT	Existing	100%	2003	1970/1998	7
Jacksonville Mall	Jacksonville	NC	Enclosed Mall	PREIT	Existing	100%	2003	1981/1998	7
Crest Plaza Shopping Center	Allentown	PA	Strip Center	PREIT	Existing	100%	1964	1959/2003	2
Lehigh Valley Mall	Allentown	PA	Enclosed Mall	Third Party	Existing	50%	1973	1977/1996	9
South Mall (2)	Allentown	PA	Enclosed Mall	PREIT	Existing	89%	2003	1975/1992	13
Whitehall Mall	Allentown	PA	Power Center	Third Party	Existing	50%	1964	1964/1998	7
Logan Valley Mall (2)	Altoona	PA	Enclosed Mall	PREIT	Existing	100%	2003	1960/1997	8
Capital City Mall (2)	Camp Hill	PA	Enclosed Mall	PREIT	Existing	100%	2003	1974/2005	0
Chambersburg Mall (2)	Chambersburg	PA	Enclosed Mall	PREIT	Existing	89%	2003	1982	23
Palmer Park Mall	Easton	PA	Enclosed Mall	PREIT	Existing	100%	1972/2003	1972/1998	7

Retail Properties (1)	Owned GLA (anchors)	Owned GLA (non- anchors)	TOTAL Owned GLA	Space Not Owned (Name/GLA)		TOTAL Property GLA	Anchors / Majors Tenants	Lease Expiration
Wiregrass Commons	—	229,713	229,713	Dillard’s JC Penney McRaes Parisian	403,163	632,876	Dillard’s JC Penney McRaes Parisian	N/A N/A N/A N/A
Gadsden Mall	274,060	203,489	477,549		—	477,549	Belk McRae’s Sears	2/19/11 7/31/14 3/5/09
Christiana Power Center I	190,814	111,595	302,409		—	302,409	Costco Dick’s Sporting Goods	1/31/19 11/30/13
South Blanding Village	73,921	32,836	106,757		—	106,757	Staples Food Lion	9/30/08 7/31/08
Orlando Fashion Square	491,999	436,417	928,416	Sears	155,576	1,083,992	Burdines-Macy’s Dillard’s JC Penney Sears	10/31/71 1/31/14 4/30/13 N/A
Francis Scott Key Mall (2)	291,620	275,453	567,073	Hecht’s	139,333	706,406	Hecht’s Sears JC Penney Value City	N/A 7/31/08 5/31/06 6/30/10
Valley Mall	294,348	364,960	659,308	Sears Hecht’s	243,400	902,708	Sears JC Penney Bon-Ton Hecht’s	N/A 10/3/09 1/31/14 N/A
The Mall at Prince Georges	479,619	355,941	835,560		—	835,560	JC Penney Hecht’s Target	7/31/06 10/31/08 1/31/10
Dartmouth Mall	208,460	322,350	530,810	Filene’s	140,000	670,810	JC Penney Sears Filene’s	7/31/09 4/12/16 N/A
Cherry Hill Mall	—	522,383	522,383	JC Penney Macy’s Strawbridge’s	740,770	1,263,153	JC Penney Macy’s Strawbridge’s	N/A N/A N/A
Moorestown Mall	408,356	316,575	724,931	Lord & Taylor Strawbridge’s	321,200	1,046,131	Boscov’s Lord & Taylor Sears Strawbridge’s	10/31/10 N/A 10/5/22 N/A
Phillipsburg Mall	326,170	243,081	569,251		—	569,251	Bon-Ton JC Penney Sears Kohl’s	1/31/10 3/31/10 4/30/09 1/31/25
Cumberland Mall	283,365	364,810	648,175	BJ’s Boscov’s	273,230	921,405	Boscov’s Home Depot JC Penney Value City	N/A 10/31/19 11/30/08 7/31/08
Echelon Mall	297,323	433,195	730,518	Boscov’s Strawbridge’s	396,783	1,127,301	Boscov’s Strawbridge’s	N/A N/A
Jacksonville Mall	242,115	231,762	473,877		—	473,877	Belk JC Penney Sears	8/21/11 8/31/10 8/4/11
Crest Plaza Shopping Center	53,445	60,826	114,271	Target	143,130	257,401	Weis Market Target	1/31/07 N/A
Lehigh Valley Mall	212,000	463,490	675,490	JC Penney Strawbridge’s Firestone	371,986	1,047,476	Macy’s JC Penney Strawbridge’s	7/31/12 N/A N/A
South Mall (2)	188,858	214,870	403,728		—	403,728	Bon-Ton Stein Mart Steve & Barry’s	1/28/11 10/31/06 1/31/11
Whitehall Mall	294,635	232,170	526,805		—	526,805	Kohl’s Sears Bed, Bath & Beyond	3/9/07 9/18/11 1/31/10
Logan Valley Mall (2)	454,387	327,245	781,632		—	781,632	JC Penney Kaufmann’s Sears	6/30/17 1/31/10 10/31/16
Capital City Mall (2)	204,301	251,669	455,970	Hecht’s	120,000	575,970	JC Penney Hecht’s Sears	11/30/10 N/A 7/28/09
Chambersburg Mall (2)	241,690	212,251	453,941		—	453,941	Bon-Ton JC Penney Sears Value City	1/28/11 3/31/12 2/9/10 2/28/07
Palmer Park Mall	314,235	139,558	453,793		—	453,793	Bon-Ton Boscov’s	7/25/14 10/31/18

PAGE 17A

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

PORTFOLIO SUMMARY—RETAIL

(Ordered by State)

Retail Properties (1)	City	State	Property Subtype	Management Status	Property Status	Ownership Interest	Date Acquired	Year Built/ Last Renovated	Years Since Renovation
Exton Square Mall	Exton	PA	Enclosed Mall	PREIT	Existing	100%	2003	1973/2000	5
Festival at Exton	Exton	PA	Strip Center	PREIT	Existing	100%	1998	1991	14
North Hanover Mall (2)	Hanover	PA	Enclosed Mall	PREIT	Existing	89%	2003	1967/1999	6
Paxton Towne Centre	Harrisburg	PA	Power Center	PREIT	Existing	100%	1999	2001	4
Red Rose Commons	Lancaster	PA	Power Center	Third Party	Existing	50%	1998	1998	7
The Court at Oxford Valley	Langhorne	PA	Power Center	Third Party	Existing	50%	1997	1996	9
Beaver Valley Mall	Monaca	PA	Enclosed Mall	PREIT	Existing	100%	2002	1970/1991	14
Lycoming Mall (2)	Pennsdale	PA	Enclosed Mall	PREIT	Existing	89%	2003	1978/1990	15
Northeast Tower Center	Philadelphia	PA	Power Center	PREIT	Existing	100%	1998/1999	1997/1998	7
The Gallery at Market East I (3)	Philadelphia	PA	Enclosed Mall	PREIT	Existing	100%	2003	1977/1990	15
The Gallery at Market East II (3)	Philadelphia	PA	Enclosed Mall	PREIT	Existing	100%	2004	1984	21
Plymouth Meeting Mall	Plymouth Meeting	PA	Enclosed Mall	PREIT	Existing	100%	2003	1966/1999	6
Metroplex Shopping Center	Plymouth Meeting	PA	Power Center	Third Party	Existing	50%	1999	2001	4
Viewmont Mall (2)	Scranton	PA	Enclosed Mall	PREIT	Existing	89%	2003	1968/1996	9
Springfield Park I & II	Springfield	PA	Strip Center	PREIT	Existing	50%	1997/1998	1997/1998	7
Nittany Mall (2)	State College	PA	Enclosed Mall	PREIT	Existing	89%	2003	1968/1990	15
Uniontown Mall (2)	Uniontown	PA	Enclosed Mall	PREIT	Existing	89%	2003	1972/1990	15
Creekview Shopping Center	Warrington	PA	Power Center	PREIT	Existing	100%	1999	2001	4

Retail Properties (1)	Owned GLA (anchors)	Owned GLA (non- anchors)	TOTAL Owned GLA	Space Not Owned (Name/GLA)		TOTAL Property GLA	Anchors / Majors Tenants	Lease Expiration
Exton Square Mall	440,301	369,958	810,259	Strawbridge’s K-Mart	277,468	1,087,727	Boscov’s JC Penney K-Mart Sears Strawbridge’s	10/31/19 5/31/20 N/A 1/31/20 N/A
Festival at Exton	60,425	84,618	145,043		—	145,043	Sears Hardware	12/31/2005
North Hanover Mall (2)	288,177	164,903	453,080		—	453,080	Bon-Ton JC Penney Black Rose Antiques Sears	1/31/06 1/31/11 N/A 11/30/09
Paxton Towne Centre	151,627	292,856	444,483	Target Costco	273,058	717,541	Target Kohl’s Weis Markets Costco	N/A 1/25/21 11/30/20 N/A
Red Rose Commons	—	263,452	263,452	Weis Markets Home Depot	199,590	463,042	Weis Markets Home Depot	N/A N/A
The Court at Oxford Valley	176,831	280,032	456,863	Home Depot BJ’s	247,623	704,486	Best Buy BJ’s Dick’s Sporting Gds Home Depot Linens N Things	12/31/11 N/A 4/15/11 N/A 2/14/17
Beaver Valley Mall	511,267	434,485	945,752	Kaufmann’s	204,770	1,150,522	Boscov’s JC Penney Sears Kaufmann’s	9/30/18 9/30/17 8/15/11 N/A

Lycoming Mall (2)	321,441	341,551	662,992	Kaufmann’s	120,000	782,992	Bon-Ton JC Penney Kaufman’s Sears Value City	7/31/06 10/31/10 N/A 7/31/08 7/31/08
Northeast Tower Center	119,388	182,521	301,909	Raymour & Flanigan Home Depot	175,311	477,220	Home Depot Petsmart Raymour & Flanigan	N/A 2/28/12 N/A
							Wal-Mart	1/31/14
The Gallery at Market East I (3)		193,365	193,365		—	193,365	K-Mart Strawbridge’s	N/A N/A
The Gallery at Market East II (3)	127,271	206,570	333,841		—	333,841	Burlington Coat Factory	2/28/2032
Plymouth Meeting Mall	185,000	413,559	598,559	Strawbridge’s	214,635	813,194	AMC Theater Boscov’s Strawbridge’s	12/31/18 10/31/16 N/A
Metroplex Shopping Center	67,185	410,276	477,461	Target Lowe’s	300,729	778,190	Target Lowe’s Giant	N/A N/A 2/28/21
Viewmont Mall (2)	386,262	236,975	623,237	Kaufmann’s	120,000	743,237	JC Penney Sears Kauffmann’s	10/31/10 12/31/10 N/A
Springfield Park I & II	83,539	43,432	126,971	Target	145,669	272,640	Target Bed, Bath & Beyond LA Fitness	N/A 1/31/09 3/31/17
Nittany Mall (2)	221,462	215,783	437,245	Kaufmann’s	95,000	532,245	Bon-Ton JC Penney Kaufmann’s Sears	1/31/08 7/31/10 N/A 8/31/10
Uniontown Mall (2)	421,378	277,173	698,551		—	698,551	Bon-Ton JC Penney Roomful Express Furn. Sears Teletech Customer Care Value City	1/31/11 10/31/10 3/26/10 2/25/08 6/28/08 7/31/07
Creekview Shopping Center	—	136,086	136,086	Target Lowe’s	288,916	425,002	Target Lowe’s Genuardi’s	N/A N/A 12/31/21

PAGE 17B

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

PORTFOLIO SUMMARY—RETAIL

(Ordered by State)

Retail Properties (1)	City	State	Property Subtype	Management Status	Property Status	Ownership Interest	Date Acquired	Year Built/ Last Renovated	Years Since Renovation
Washington Crown Center (2)	Washington	PA	Enclosed Mall	PREIT	Existing	89%	2003	1969/1999	6
Wyoming Valley Mall (2)	Wilkes-Barre	PA	Enclosed Mall	PREIT	Existing	100%	2003	1974/1995	10
Willow Grove Park	Willow Grove	PA	Enclosed Mall	PREIT	Existing	100%	2000/2003	1982/2001	4
Magnolia Mall	Florence	SC	Enclosed Mall	PREIT	Existing	100%	1997	1979/1992	12
The Commons at Magnolia	Florence	SC	Strip Center	PREIT	Existing	100%	1999	1991/2002	3
New River Valley Mall	Christiansburg	VA	Enclosed Mall	PREIT	Existing	89%	2003	1988	17
Patrick Henry Mall	Newport News	VA	Enclosed Mall	PREIT	Existing	89%	2003	1988/2005	0
Crossroads Mall	Beckley	WV	Enclosed Mall	PREIT	Existing	100%	2003	1981	24
Valley View Mall	La Crosse	WI	Enclosed Mall	PREIT	Existing	100%	2003	1980/2001	4
Properties Held For Sale
Schuylkill Mall (2)	Frackville	PA	Enclosed Mall	PREIT	Existing	100%	2003	1980/1991	14
TOTAL ASSETS HELD FOR SALE
TOTAL CONTINUING PROPERTIES
TOTAL WHOLLY OWNED
TOTAL PARTNERSHIP
TOTAL FOR Wholly Owned and Partnerships
AVERAGE FOR Wholly Owned and Partnerships									9.0

Retail Properties (1)	Owned GLA (anchors)	Owned GLA (non -anchors)	TOTAL Owned GLA	Space Not Owned (Name/GLA)		TOTAL Property GLA	Anchors / Majors Tenants	Lease Expiration
Washington Crown Center (2)	245,401	288,175	533,576	Kaufmann’s	140,095	673,671	Sears Bon-Ton Gander Kaufmann’s	8/17/09 1/31/10 7/24/13 N/A
Wyoming Valley Mall (2)	592,110	319,249	911,359		—	911,359	Bon-Ton JC Penney Sears Kaufmann’s	1/31/07 1/31/07 8/1/11 1/31/07
Willow Grove Park	225,000	336,558	561,558	Sears Bloomingdale’s Strawbridge	641,861	1,203,419	Sears Bloomingdale’s Strawbridge’s Macy’s	N/A N/A N/A 1/31/22
Magnolia Mall	343,118	221,759	564,877		—	564,877	Belk Best Buy JC Penney Sears	1/31/11 1/31/13 3/31/07 10/16/09
The Commons at Magnolia	51,574	52,915	104,489	Target	126,200	230,689	Goody’s Target	5/31/12 N/A
New River Valley Mall	240,306	187,849	428,155		—	428,155	Belk JC Penney Sears	4/19/08 3/31/08 8/2/08
Patrick Henry Mall	229,369	232,620	461,989	Hecht’s	140,000	601,989	Dillard’s JC Penney Hecht’s	4/30/08 10/31/15 N/A
Crossroads Mall	256,248	192,363	448,611		—	448,611	Sears JC Penney Belk	3/31/11 12/31/11 11/4/08
Valley View Mall	96,357	235,313	331,670	Herberger’s Marshall Fields Sears	254,596	586,266	JC Penney Herberger’s Marshall Fields Sears	7/31/10 N/A N/A N/A
Properties Held For Sale
Schuylkill Mall (2)	346,990	318,761	665,751	Bon-Ton	60,916	726,667	K-Mart Sears Bon-Ton Black Diamond Antiques	10/31/10 10/31/10 N/A 12/31/04

TOTAL ASSETS HELD FOR SALE	346,990	318,761	665,751	—	60,916	726,667

TOTAL CONTINUING PROPERTIES	11,666,758	12,961,035	24,627,793	—	7,414,092	32,041,885

TOTAL WHOLLY OWNED	11,179,558	11,586,944	22,766,502		6,209,411	28,975,913

TOTAL PARTNERSHIP	834,190	1,692,852	2,527,042		1,265,597	3,792,639

TOTAL FOR Wholly Owned and Partnerships	12,013,748	13,279,796	25,293,544		7,475,008	32,768,552
AVERAGE FOR Wholly Owned and Partnerships

Summary of Properties for Wholly Owned and Partnership Properties

Enclosed Mall	PREIT Managed	Existing	Wholly owned
37	45	47	44
Power Center	Third Party Managed	New	Joint Venture
8	5	3	6
Strip Center
5
50	50	50	50

Summary of Total Owned GLA for Wholly Owned and

Partnerships Properties

Enclosed Mall	PREIT Managed	Existing	Wholly Owned	Top 5 assets as a percentage of Total
21,786,545	22,893,473	23,239,404	22,766,502	17.5%
Power Center	Third Party Managed	New	Partnerships	Top asset as a percentage of Total Owned GLA:
2,909,468	2,400,071	2,054,140	2,527,042	3.7%
Strip Center		Redevelopment
597,531		—
25,293,544	25,293,544	25,293,544	25,293,544

(1)	Does not include Westgate Anchor pad in Bethlehem, PA of 108,100 sf leased to Bon-Ton with expiration date of 11/23/2010

(2)	PREIT has an 89% ownership interest and a 99% economic interest in these properties. These properties are consolidated for financial reporting purposes.

(3)	The Gallery at Market East I & The Gallery at Market East II were counted as one property.

PAGE 17C

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

QUARTERLY ACTIVITY

Property Acquisitions/Dispositions Summary

Name of Project, Location		Square Feet/ Acres	Ownership Interest	Date or Expected Date Acquired, Completed, or Sold	Total Cost or Price	PREIT’s Cost or Price	Expected NOI Cap (1)	Major Tenants
Acquisitions:
Land at New River Valley, Christiansburg, VA	Acres	16	100%	3Q05	$4,100,000	$4,100,000	N/A

	Acres	16			$4,100,000	$4,100,000
TOTAL ACQUISITIONS
Pending Acquisitions:
Springfield Mall, Springfield, PA	Square Feet	590,000	50%	4Q05	$103,500,000	$51,750,000	7.1%	Macy’s, Strawbridge’s

TOTAL PENDING ACQUISITIONS	Square Feet	590,000			$103,500,000	$51,750,000
Divestitures
Laurel Mall, Hazleton, Pennsylvania	Square Feet	453,793	40%	3Q05	$33,500,000	$13,400,000	10.0%	Boscov’s, K-Mart, JC Penney
Industrial Properties (ARA Services, Allentown, PA, ARA Services, Pennsauken, NJ, Interstate Container Corporation, Sears Pennsauken)	Square Feet	254,791	100%	3Q05	4,300,000	4,300,000	N/A

TOTAL DIVESTITURES	Square Feet	708,584			$37,800,000	$17,700,000
Pending Divestitures:
Schuylkill Mall, Frackville, Pennsylvania	Square Feet	726,667	100%	N/A	N/A	N/A	N/A	Bon-Ton, K-Mart, Sears

TOTAL PENDING DIVESTITURES	Square Feet	726,667			$—	$—

(1)	Expected NOI Cap is defined as PREIT’s share of NOI in the year of stabilization divided by PREIT’s share of the investment, except in the case of partner buyout.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

Development Activity

NAME OF PROJECT	LOCATION	TOTAL PROJECTED PROPERTY GLA (sq ft) (1)	PREIT’S SHARE	PREIT’s SHARE OF COST	PREIT’s SHARE OF INVEST- MENT TO DATE	EXPECTED STABILIZED NOI CAP	CONST START DATE	DATE OF INITIAL OCCUP- ANCY	EXPECTED DATE OF COMPL- ETION	% OF SPENDING COMP.	% LEASED	% OCCUPIED	DESCRIPTION
Power Center
Lacey (2)	Lacey Twp, NJ	290,000	100%	$27,800,000	$15,500,000	7.8%	4Q05	4Q06	2Q07	56%	46%	0%	A retail shopping center will be built, anchored by Home Depot. There will also be at least two outparcels.
New Garden	New Garden Twp, PA	N/A	100%	N/A	6,200,000	N/A	N/A	N/A	N/A	N/A	N/A	0%	TBD
The Plaza at Magnolia	Florence, SC	240,000	100%	11,500,000	4,300,000	11.0%	1Q06	4Q06	3Q07	37%	10%	0%	Across the street from Magnolia Mall, a 240,000 sf power center will be added with four outparcel locations.
New River Valley Retail Center	Christiansburg, VA	150,000	100%	23,500,000	4,400,000	9.5%	4Q06	3Q07	1Q08	19%	0%	0%	A power center is planned adjacent to the existing New River Valley Mall.
Land
Valley View Downs	South Beaver Twp, PA	300,000	N/A	10,000,000	1,100,000	(3)	2Q06	2Q08	2Q08	11%	N/A	0%	Valley View Downs Racino
Pavilion at Market East (4)	Philadelphia, PA	N/A	50%	N/A	1,500,000	N/A	N/A	N/A	N/A	N/A	N/A	0%	TBD
Total Development Activity		980,000		$72,800,000	$33,000,000	9.0%

(1)	GLA & total project cost include tenants that purchased their respective land; therefore, the % leased & occupied will also include these tenants.

(2)	Home Depot is expected to open in 4Q06 with the balance of the Shopping Center to open during the 2Q07.

(3)	On October 7, 2004, PREIT filed a Current Report on Form 8-K to report that it had entered into a binding memorandum of understanding with Valley View Downs, LP and Centaur Pennsylvania, LLC which contemplates that PREIT will manage the development of a harness racetrack and a casino accommodating up to 3,000 slot machines on an approximately 208 acre property located 35 miles northwest of Pittsburgh, Pennsylvania. Until three months following the commencement of Alternative Gaming operations at the Property (the “Payment Commencement Date”), rent will accrue at 10% per year on the aggregate payments made by PREIT to the Partnership. Beginning at the Payment Commencement Date, rental payments to PREIT will be $3 million per year for each of the first two years following the Payment Commencement Date, $4 million for the third year thereafter, $5 million for the fourth year thereafter, and for the remainder of the term of the Lease, as the term may be extended, $5 million per year, subject to annual adjustments for the fifth and subsequent years based upon increases in the consumer price index. A pro rata portion of the rent accrued prior to the Payment Commencement Date will be paid in monthly installments over the 117 months following the Payment Commencement Date.

(4)	The Partnership’s original development plans for the Pavilion at Market East are under review. The Company retains a 50% interest in the partnership.

Redevelopment Activity (1)

NAME OF PROJECT	LOCATION	TOTAL PROJECTED PROPERTY GLA (sq ft) (1)	PREIT’S SHARE	PREIT’s SHARE OF COST	PREIT’s SHARE OF INVESTMENT TO DATE	EXPECTED STABILIZED NOI CAP	CONST START DATE	DATE OF INITIAL OCCUP - ANCY	EXPECTED DATE OF COMPL ETION	% OF SPENDING COMP.	DESCRIPTION
Enclosed Mall
Capital City Mall	Camp Hill, PA	640,000	100%	$11,500,000	$5,200,000	10.8%	1Q05	4Q05	2Q06	45%	The existing food court will be redeveloped into new specialty retail space; a new eight-bay food court and two family-themed restaurants will be added.
Patrick Henry Mall	Newport News, VA	710,000	100%	26,600,000	12,300,000	10.0%	1Q05	4Q05	3Q06	46%	Dillard’s Men’s store was merged with Dillard’s; Dick’s Sporting Goods, Borders and new mall shops will occupy the old Dillard’s Men’s store.
Cumberland Mall	Vineland, NJ	950,000	100%	5,400,000	2,100,000	10.6%	2Q05	1Q06	1Q06	39%	A Best Buy will be added on land adjacent to the Cumberland Mall.
New River Valley Mall	Christiansburg, VA	440,000	100%	13,500,000	200,000	10.4%	4Q05	1Q06	1Q07	1%	Regal Cinemas will be relocated and expanded into a free-standing 14 screen theater. Also, Red Robin restaurant and an in-line sporting goods store will be added at the mall.
Valley View Mall	LaCrosse, WI	600,000	100%	3,600,000	100,000	10.0%	4Q05	4Q06	4Q06	3%	Barnes & Noble will be added to the mall in a 31,000 sf in-line location.
South Mall	Allentown, PA	420,000	100%	6,900,000	50,000	8.1%	4Q05	4Q06	4Q07	1%	Ross Dress For Less will be added at the Stein Mart end of the center and Gold’s Gym will be expanded. A Starbucks drive- through concept will open on a pad location.
Francis Scott Key Mall	Frederick, MD	720,000	100%	3,500,000	100,000	8.5%	1Q06	4Q06	4Q06	3%	A 27,000 sf Barnes & Noble will be added.
Lycoming Mall	Pennsdale, PA	810,000	100%	11,800,000	1,900,000	11.0%	1Q06	2Q06	4Q06	16%	Dick’s Sporting Goods and Borders will occupy in-line space; Applebees and Best Buy will open outparcel locations. A cosmetic renovation is also planned.
Cherry Hill Mall	Cherry Hill, NJ	1,400,000	100%	40,000,000	600,000	8.5%	2Q06	1Q07	4Q07	2%	PREIT will add Bistro Row and new leaseable area.
Plymouth Meeting Mall	Plymouth Meeting, PA	1,100,000	100%	53,400,000	18,100,000	9.5%	4Q06	4Q07	4Q08	34%	A 200,000 sf lifestyle addition will include a 70,000 sf Whole Foods market and 6 themed restaurants.
Mixed Use
Echelon Mall (2)	Voorhees, NJ	TBD	TBD	TBD	2,300,000	TBD	TBD	TBD	TBD	TBD	A proposed plan is to rename the
mall Voorhees Town Center. A
portion of the existing Echelon
Mall will convert into 200,000 sf
of lifestyle retail space. Also, 450
condominium and apartment
											units will be added.

Total Redevelopment Activity		7,790,000		$176,200,000	$42,950,000	9.6%

(1)	GLA and total project cost include tenants that purchased their respective land, net of reimbursements from Partnerships.

(2)	For more information see PREIT’s press release from 9/14/05.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

Top Twenty Tenants (by share of PREIT’s Annualized Base Rent)

	Number of Stores			GLA of Stores
Tenant	Fixed Rent	Percentage Rent In Lieu of Fixed Rent or Common Area Costs (1)	Total	Fixed Rent	Percentage Rent In Lieu of Fixed Rent or Common Area Costs (1)	Total	Annualized Base Rent	PREIT’s share of Annualized Base Rent (2)		Percent of PREIT’s Total Retail Base Rent
Gap, Inc.	56	3	59	697,811	24,606	722,417	$14,060,351	$13,241,041		4.61%
Limited Brands, Inc.	80	19	99	482,253	90,262	572,515	11,443,104	10,960,223		3.81%
Foot Locker, Inc.	74	3	77	398,353	6,732	405,085	7,618,075	7,333,739		2.55%
JC Penney Company, Inc.	23	5	28	2,295,459	569,422	2,864,881	7,099,316	7,099,316		2.47%
Sears Holding Corporation	28	3	31	3,020,908	412,236	3,433,144	6,474,534	6,330,789		2.20%
Zales Corporation	87	—	87	72,323	—	72,323	5,538,971	5,354,596		1.86%
Luxottica Group S.p.A.	84	2	86	143,042	740	143,782	4,941,936	4,688,356		1.63%
Hallmark Cards, Inc.	55	2	57	198,012	8,482	206,494	4,459,889	4,419,889		1.54%
Sterling Jewelers, Inc.	44	—	44	61,796	—	61,796	4,328,436	4,140,936		1.44%
American Eagle Outfitters, Inc.	31	2	33	157,205	8,813	166,018	3,936,974	3,795,974		1.32%
Borders Group Inc.	31	1	32	178,646	3,725	182,371	3,555,732	3,362,593		1.17%
Transworld Entertainment Corp.	31	—	31	155,465	—	155,465	3,362,846	3,275,968		1.14%
Regis Corporation	90	—	90	107,233	—	107,233	3,170,800	3,106,508		1.08%
The Finish Line, Inc.	29	1	30	141,498	5,960	147,458	3,018,986	3,018,986		1.05%
The Bon-Ton Dept. Stores, Inc.	15	1	16	1,077,982	60,916	1,138,898	2,973,869	2,973,869		1.03%
Charming Shoppes, Inc.	27	1	28	168,575	5,204	173,779	2,701,210	2,606,009		0.91%
Federated Dept. Stores, Inc.	19	22	41	987,647	3,772,794	4,760,441	2,704,342	2,530,899		0.88%
Shoe Show, Inc.	32	—	32	155,212	—	155,212	2,570,988	2,528,575		0.88%
Aeropostale, Inc.	31	—	31	105,727	—	105,727	2,638,575	2,528,025		0.88%
Boscov’s Department Store	5	2	7	952,110	333,341	1,285,451	2,411,482	2,411,482		0.84%

Total Top 20 Tenants	872	67	939	11,557,257	5,303,233	16,860,490	99,010,416	95,707,773		33.29%

Total Retail Leased			3,400			23,412,598	$290,949,141	$287,477,672	(3)	100.00%

(1)	Income from lease(s) in which tenant pays percentage rent in lieu of fixed rent or common area costs are not included in annualized base rent.

(2)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(3)	PREIT’s share of annualized base rent is derived by annualizing 3rd quarter base rent. Straight line rent is not included in the base rent figures.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

Retail Lease Expiration Schedule - Anchors(1)

Year	Leases	Gross Leasable Area		Annualized Base Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Rent in Expiring Year	PREIT’s Share of Rent in Expiring Year (3)	Percent of Total (PREIT’s Share)	Average Expiring Base Rent psf
Prior (2)	1	85,483	0.72%	$188,400	$188,400	0.52%	$2.20
2005	1	20,425	0.17%	265,525	265,525	0.74%	13.00
2006	7	417,442	3.53%	1,159,293	1,159,293	3.21%	2.78
2007	9	822,331	6.96%	2,052,026	2,042,126	5.66%	2.50
2008	17	1,226,147	10.37%	3,453,986	3,453,986	9.57%	2.82
2009	12	929,598	7.86%	2,713,570	2,321,570	6.43%	2.92
2010	22	2,089,444	17.68%	6,144,328	6,144,328	17.03%	2.94
2011	19	1,537,477	13.01%	5,507,071	4,384,256	12.15%	3.58
2012	3	302,710	2.56%	512,783	475,902	1.32%	1.69
2013	6	453,533	3.84%	2,728,654	2,728,654	7.56%	6.02
2014	6	662,582	5.61%	2,081,285	2,081,285	5.77%	3.14
2015	1	85,212	0.72%	468,666	468,666	1.30%	5.50
Thereafter	24	3,188,404	26.97%	11,667,413	10,369,546	28.74%	3.66

Totals:	128	11,820,788	100%	$38,943,000	$36,083,537	100%	$3.29

(1)	Includes only Owned Anchor space.

(2)	Includes all tenant leases which have already expired and are on a month-to-month basis.

(3)	Includes PREIT’s proportionate share of tenant rents from partnerships properties based on PREIT’s ownership percentage in the respective partnerships.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

Retail Lease Expiration Schedule - Non-Anchors(1)

Year	Leases	Gross Leasable Area		Annualized Base Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Rent in Expiring Year	PREIT’s Share of Rent in Expiring Year (3)	Percent of Total (PREIT’s Share)	Average Expiring Base Rent psf
Prior (2)	188	417,235	3.60%	$10,245,676	$9,893,036	3.98%	$24.56
2005	100	194,734	1.68%	4,942,031	4,771,907	1.92%	25.38
2006	457	1,269,555	10.95%	27,661,699	26,167,181	10.54%	21.79
2007	444	1,243,839	10.73%	27,186,440	26,087,799	10.51%	21.86
2008	374	1,125,567	9.71%	26,882,622	26,086,990	10.50%	23.88
2009	381	1,056,927	9.12%	26,242,990	25,622,055	10.32%	24.83
2010	364	1,345,619	11.61%	30,493,465	29,514,563	11.89%	22.66
2011	252	1,189,579	10.26%	27,140,920	24,049,251	9.68%	22.82
2012	209	887,788	7.66%	21,988,235	20,212,869	8.14%	24.77
2013	167	574,269	4.95%	14,784,171	13,914,232	5.60%	25.74
2014	146	548,322	4.73%	14,272,125	12,493,904	5.03%	26.03
2015	109	562,710	4.85%	13,988,533	12,195,451	4.91%	24.86
Thereafter	81	1,175,666	10.14%	19,054,143	17,323,657	6.98%	16.21

Totals:	3,272	11,591,810	100%	$264,883,050	$248,332,895	100%	$22.85

(1)	Includes only Owned Non-Anchor space.

(2)	Includes all tenant leases which have already expired and are on a month-to-month basis.

(3)	Includes PREIT’s proportionate share of tenant rents from partnerships properties based on PREIT’s ownership percentage in the respective partnerships.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

Leasing Activity Summary

	Number	GLA	Average Previous Base Rent psf	Average New Base Rent psf	Increase/ Decrease in Base Rent psf	Annualized Tenant Improvements psf (1)	Annualized Leasing Commissions psf (1)(2)	TOTAL Annualized Costs of Leasing psf (1)(2)

Previously Leased Space:

1st Quarter	17	78,456	$26.14	$28.40	$2.26	$5.02	$—	$5.02
2nd Quarter	24	82,653	26.05	29.58	3.53	3.32	—	3.32
3rd Quarter (3)	71	124,764	31.73	36.89	5.16	2.17	—	2.17
4th Quarter					—		—	—

Total or Average	112	285,873	$28.55	$32.45	$3.89	$3.28	$—	$3.28

Previously Vacant Space:

1st Quarter	19	42,134	$—	$29.51	$29.51	$3.42	$—	$3.42
2nd Quarter	25	138,153	—	16.62	16.62	2.56	—	2.56
3rd Quarter (3)	51	204,737	—	19.26	19.26	0.79	—	0.79
4th Quarter					—			—

Total or Average	95	385,024	—	$19.43	$19.43	$1.71	$—	$1.71

Renewal (4)

1st Quarter (5)	81	765,662	$7.82	$8.17	$0.35	$—	$—	$—
2nd Quarter (6)	97	971,952	8.04	8.18	0.14	0.03		0.03
3rd Quarter (7)	93	521,100	10.55	11.05	0.50	0.02		0.02
4th Quarter					—			—

Total or Average	271	2,258,714	$8.54	$8.84	$0.29	$0.02	$—	$0.02

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the life of the lease.

(2)	External commissions only.

(3)	Previously leased space includes 32 leases for ATMs. Excluding these leases, previously leased space would have been 39 leases with 124,476 square feet for an average new base rent per square foot of $26.00, an increase of $4.37 per square foot. Previously vacant space includes 12 leases for ATMs. Excluding these leases, previously vacant space would have been 39 leases with 204,629 square feet for an average new base rent psf of $17.43.

(4)	This category includes expansions, relocations, lease extensions and modifications.

(5)	Includes eight anchor leases for 561,135 square feet for an average base rent of $3.29 per square foot. Also includes 73 renewal leases for 204,527 square feet with an average new base rent psf of $21.57, representing an increase of $1.30 in base rent psf.

(6)	Includes six anchor leases for 630,896 square feet for an average base rent of $2.10 per square foot. Also includes 91 renewal leases for 341,056 square feet with an average new base rent psf of $19.41, representing an increase of $0.42 in base rent psf.

(7)	Includes three anchor leases for 308,613 square feet for an average base rent of $3.07 per square foot. Also includes 90 renewal leases for 212,487 square feet with an average new base rent psf of $22.64, representing an increase of $1.24 in base rent psf.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

Capital Expenditures

	Q3 05 (3 months ended September 30, 2005)
Retail	Wholly Owned	Partnerships	Total
New development projects	$8,139,000	$—	$8,139,000
Redevelopment projects with incremental GLA and/or Anchor Replacement	15,049,000	—	15,049,000
Renovation with no incremental GLA	1,326,000	—	1,326,000
Tenant allowances	3,365,000	774,000	4,139,000
Operational capital expenditures at properties:			—
CAM expenditures	2,982,000	—	2,982,000
Non-CAM expenditures	943,000	139,000	1,082,000

Subtotal operational capital expenditures at properties	$3,925,000	$139,000	$4,064,000

Total	$31,804,000	$913,000	$32,717,000

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

Enclosed Malls

(Includes Only Owned Space)

	Q305				Change in % Occupancy				Q304
	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available
Beaver Valley Mall	90.7%	9.3%	79.8%	20.2%	1.6%	-1.6%	3.2%	-3.2%	89.1%	10.9%	76.7%	23.3%
Capital City	95.8%	4.2%	92.4%	7.6%	-2.6%	2.6%	-4.8%	4.8%	98.4%	1.6%	97.2%	2.8%
Chambersburg Mall	91.1%	8.9%	80.9%	19.1%	-2.6%	2.6%	-5.5%	5.5%	93.6%	6.4%	86.3%	13.7%
Cherry Hill Mall	95.0%	5.0%	95.0%	5.0%	3.6%	-3.6%	3.6%	-3.6%	91.4%	8.6%	91.4%	8.6%
Crossroads Mall	96.2%	3.8%	91.0%	9.0%	1.0%	-1.0%	2.2%	-2.2%	95.2%	4.8%	88.8%	11.2%
Cumberland Mall	98.8%	1.2%	97.8%	2.2%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Dartmouth Mall	95.9%	4.1%	93.2%	6.8%	1.1%	-1.1%	1.9%	-1.9%	94.8%	5.2%	91.3%	8.7%
Echelon Mall	32.0%	68.0%	53.0%	47.0%	-5.2%	5.2%	-10.9%	10.9%	37.2%	62.8%	63.9%	36.1%
Exton Square Mall	92.1%	7.9%	82.8%	17.2%	-0.9%	0.9%	-2.0%	2.0%	93.0%	7.0%	84.8%	15.2%
Francis Scott Key Mall	94.8%	5.2%	89.2%	10.8%	-1.8%	1.8%	-3.6%	3.6%	96.5%	3.5%	92.9%	7.1%
Gadsden Mall	95.0%	5.0%	88.2%	11.8%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jacksonville Mall	97.3%	2.7%	94.5%	5.5%	-0.5%	0.5%	-1.0%	1.0%	97.8%	2.2%	95.5%	4.5%
Lehigh Valley Mall	95.3%	4.7%	93.2%	6.8%	5.9%	-5.9%	8.6%	-8.6%	89.4%	10.6%	84.6%	15.4%
Logan Valley Mall	96.5%	3.5%	91.8%	8.2%	-0.6%	0.6%	-1.5%	1.5%	97.2%	2.8%	93.3%	6.7%
Lycoming Mall	89.1%	10.9%	78.9%	21.1%	-0.6%	0.6%	-1.2%	1.2%	89.7%	10.3%	80.0%	20.0%
Magnolia Mall	94.8%	5.2%	86.6%	13.4%	1.4%	-1.4%	3.6%	-3.6%	93.4%	6.6%	83.1%	16.9%
Moorestown Mall	92.8%	7.2%	83.4%	16.6%	-1.7%	1.7%	-4.1%	4.1%	94.5%	5.5%	87.5%	12.5%
New River Valley Mall	78.2%	21.8%	85.0%	15.0%	0.7%	-0.7%	1.7%	-1.7%	77.5%	22.5%	83.3%	16.7%
Nittany Mall	93.2%	6.8%	86.2%	13.8%	-1.6%	1.6%	-3.2%	3.2%	94.8%	5.2%	89.5%	10.5%
North Hanover Mall	92.4%	7.6%	79.1%	20.9%	-0.8%	0.8%	-2.3%	2.3%	93.2%	6.8%	81.4%	18.6%
Orlando Fashion Square	90.2%	9.8%	79.1%	20.9%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Palmer Park Mall	99.8%	0.2%	99.5%	0.5%	0.7%	-0.7%	2.3%	-2.3%	99.2%	0.8%	97.2%	2.8%
Patrick Henry Mall	96.2%	3.8%	92.5%	7.5%	-3.1%	3.1%	-6.0%	6.0%	99.3%	0.7%	98.5%	1.5%
Phillipsburg Mall	91.8%	8.2%	81.1%	18.9%	1.2%	-1.2%	3.0%	-3.0%	90.6%	9.4%	78.1%	21.9%
Plymouth Meeting	90.0%	10.0%	85.6%	14.4%	2.8%	2.8%	-4.0%	4.0%	92.8%	7.2%	89.6%	10.4%
Schuylkill Mall	74.3%	25.7%	64.7%	35.3%	-2.1%	2.1%	-4.5%	4.5%	76.5%	23.5%	69.2%	30.8%
South Mall	92.2%	7.8%	85.3%	14.7%	-4.6%	4.6%	-8.7%	8.7%	96.8%	3.2%	94.0%	6.0%
The Gallery at Market East I	89.8%	10.2%	89.8%	10.2%	-4.6%	4.6%	-4.6%	4.6%	94.4%	5.6%	94.4%	5.6%
The Gallery at Market East II	77.3%	22.7%	63.3%	36.7%	-4.2%	4.2%	-6.9%	6.9%	81.6%	18.4%	70.2%	29.8%
The Mall at Prince Georges	97.2%	2.8%	93.4%	6.6%	11.0%	-11.0%	6.0%	-6.0%	86.2%	13.8%	87.3%	12.7%
Uniontown Mall	95.2%	4.8%	87.9%	12.1%	-0.5%	0.5%	-1.3%	1.3%	95.7%	4.3%	89.2%	10.8%
Valley Mall	99.1%	0.9%	98.4%	1.6%	-0.1%	0.1%	-0.1%	0.1%	99.2%	0.8%	98.5%	1.5%
Valley View Mall	92.0%	8.0%	88.7%	11.3%	-1.9%	1.9%	-2.7%	2.7%	93.9%	6.1%	91.4%	8.6%
Viewmont Mall	99.3%	0.7%	98.3%	1.7%	0.3%	-0.3%	0.9%	-0.9%	99.0%	1.0%	97.4%	2.6%
Washington Crown Center	91.8%	8.2%	84.9%	15.1%	-1.9%	1.9%	-3.4%	3.4%	93.7%	6.3%	88.3%	11.7%
Willow Grove Park	93.6%	6.4%	89.3%	10.7%	-0.5%	0.5%	-0.8%	0.8%	94.1%	5.9%	90.2%	9.8%
Wiregrass Mall	83.8%	16.2%	83.8%	16.2%	0.3%	-0.3%	0.3%	-0.3%	83.4%	16.6%	83.4%	16.6%
Wyoming Valley Mall	96.0%	4.0%	88.7%	11.3%	-1.3%	1.3%	-3.8%	3.8%	97.4%	2.6%	92.5%	7.5%

Enclosed Malls weighted average	90.9%	9.1%	85.9%	14.1%	0.1%	-0.1%	-1.0%	1.0%	90.8%	9.2%	86.9%	13.1%

Wholly Owned Properties	90.8%	9.2%	85.6%	14.4%	0.0%	0.0%	-1.4%	1.4%	90.8%	9.2%	87.0%	13.0%
Partnership Properties	95.3%	4.7%	93.2%	6.8%	5.9%	-5.9%	8.6%	-8.6%	89.4%	10.6%	84.6%	15.4%

PRI-managed	90.8%	9.2%	85.6%	14.4%	0.0%	0.0%	-1.4%	1.4%	90.8%	9.2%	87.0%	13.0%
Non PRI-managed	95.3%	4.7%	93.2%	6.8%	5.9%	-5.9%	8.6%	-8.6%	89.4%	10.6%	84.6%	15.4%

Same Properties/Existing	90.6%	9.4%	85.8%	14.2%	-0.2%	0.2%	-1.2%	1.2%	90.8%	9.2%	86.9%	13.1%
New	94.0%	6.0%	87.8%	12.2%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Continuing Operations	91.4%	8.6%	86.6%	13.4%	0.2%	-0.2%	-0.9%	0.9%	91.3%	8.7%	87.5%	12.5%
Discontinued Operations	74.3%	25.7%	64.7%	35.3%	-2.1%	2.1%	-4.5%	4.5%	76.5%	23.5%	69.2%	30.8%

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

Enclosed Malls

(Includes Non- Anchor Owned Space)

	% of Current Quarter Mall NOI	Q305					% Change					Q304
		Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf	Avg Comp Sales psf	Occup. Cost Ratio	Avg Base Rent psf	Avg % Rent psf	Additional Charges psf	Avg Comp Sales psf	Occup. Cost Ratio	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf	Avg Comp Sales psf	Occup. Cost Ratio
Sales per square foot above $400
Lehigh Valley Mall		$29.72	$0.35	$10.91	$470	8.72%	-6.6%	-44.3%	6.4%	11.1%	-1.4%	$31.82	$0.64	$10.26	$423	10.10%
Patrick Henry Mall		32.21	2.38	13.73	457	10.57%	3.2%	35.2%	35.9%	4.1%	0.8%	31.22	1.76	10.10	439	9.81%
Cherry Hill Mall		36.20	1.37	19.06	439	12.90%	0.8%	42.1%	3.8%	3.1%	-0.1%	35.93	0.96	18.37	426	12.97%
The Gallery at Market East II		30.19	1.72	6.49	435	8.83%	-11.1%	134.2%	75.5%	4.3%	-0.4%	33.97	0.74	3.70	417	9.21%
Willow Grove Park		38.87	0.19	20.78	419	14.28%	2.1%	-38.2%	7.4%	1.9%	0.2%	38.09	0.30	19.35	411	14.05%

Weighted Average	22.1%	$33.89	$1.03	$15.38	$444	11.33%	-1.6%	21.9%	10.5%	4.8%	-0.3%	$34.44	$0.85	$13.92	$423	11.62%

Sales per square foot between $350 - $400
Dartmouth Mall		$19.90	$1.40	$7.18	$393	7.25%	-0.4%	-0.5%	-7.1%	-1.3%	-0.1%	$19.98	$1.41	$7.73	$398	7.32%
Moorestown Mall		25.54	0.96	15.12	393	10.59%	6.2%	24.8%	7.7%	5.1%	0.2%	24.06	0.77	14.04	374	10.39%
The Mall at Prince Georges		25.70	1.75	13.77	387	10.65%	2.8%	30.6%	-0.8%	5.7%	-0.3%	24.99	1.34	13.89	366	10.99%
Jacksonville Mall		23.51	1.49	5.65	384	7.98%	7.3%	6.3%	-12.1%	7.6%	-0.3%	21.91	1.40	6.43	357	8.33%
Exton Square Mall		33.55	0.54	15.98	359	13.95%	-4.9%	-21.8%	7.0%	-4.3%	0.4%	35.26	0.70	14.93	375	13.57%

Weighted Average	17.8%	$25.80	$1.23	$11.85	$381	10.20%	0.9%	11.2%	1.1%	2.0%	-0.1%	$25.58	$1.11	$11.72	$374	10.28%

Sales per square foot between $300 - $350
Capital City Mall		$23.32	$1.19	$7.49	$348	9.20%	4.4%	34.6%	16.4%	0.9%	0.6%	$22.34	$0.88	$6.43	$345	8.59%
The Gallery at Market East I		33.89	0.43	8.22	339	12.55%	1.4%	-17.8%	-17.0%	-0.6%	-0.3%	33.44	0.52	9.90	341	12.86%
Wyoming Valley Mall		22.98	0.54	7.85	332	9.45%	-2.1%	25.1%	0.5%	3.4%	-0.4%	23.47	0.43	7.82	321	9.88%
Viewmont Mall		23.43	1.24	8.13	330	9.94%	5.4%	-25.2%	13.1%	-4.3%	0.9%	22.23	1.66	7.19	345	9.01%
Valley Mall		17.99	1.31	5.49	330	7.51%	-0.5%	45.7%	6.3%	3.4%	-0.1%	18.07	0.90	5.17	319	7.57%
Valley View Mall		23.33	0.94	11.75	321	11.22%	1.4%	63.1%	-9.6%	3.9%	-0.6%	23.00	0.57	13.00	309	11.84%
Cumberland Mall		16.15	0.86	7.01	319	7.53%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Magnolia Mall		24.36	0.36	8.24	306	10.77%	-1.3%	-5.6%	-18.9%	-5.3%	-0.1%	24.69	0.38	10.16	323	10.91%
Palmer Park Mall		21.72	0.81	7.65	304	9.93%	2.9%	-28.0%	-24.1%	-9.3%	0.3%	21.12	1.13	10.07	335	9.65%
Orlando Fashion Square		25.92	0.24	11.13	304	12.27%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Logan Valley Mall		21.41	1.79	8.58	303	10.49%	2.8%	30.2%	17.8%	1.0%	0.7%	20.82	1.38	7.28	300	9.83%

Weighted Average	31.0%	$23.38	$0.92	$8.42	$321	10.19%	3.0%	3.4%	4.0%	-1.1%	0.4%	$22.71	$0.89	$8.10	$325	9.76%

Sales per square foot under $300
Francis Scott Key Mall		$22.62	$0.56	$7.28	$289	10.54%	9.9%	-13.8%	5.2%	5.5%	0.3%	$20.59	$0.65	$6.92	$274	10.28%
Phillipsburg Mall		23.66	0.85	9.75	286	11.98%	3.8%	36.5%	-10.5%	0.7%	-0.1%	22.78	0.62	10.89	284	12.08%
North Hanover Mall		20.08	1.71	5.97	283	9.81%	8.0%	31.4%	-8.8%	7.2%	-0.2%	18.59	1.30	6.55	264	10.02%
Wiregrass Mall		21.50	0.77	6.63	277	10.44%	6.3%	48.6%	-16.8%	4.9%	-0.4%	20.24	0.52	7.97	264	10.88%
South Mall		15.51	0.33	4.65	274	7.48%	6.4%	3.7%	-6.3%	4.2%	-0.1%	14.57	0.32	4.96	263	7.55%
New River Valley Mall		19.04	0.75	4.06	274	8.70%	-2.3%	53.7%	-0.9%	7.0%	-0.7%	19.48	0.49	4.10	256	9.40%
Gadsden Mall		19.35	0.10	7.77	272	10.01%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Nittany Mall		20.72	1.22	7.51	266	11.07%	2.1%	24.9%	3.7%	3.5%	0.0%	20.30	0.98	7.24	257	11.10%
Crossroads Mall		16.35	1.17	6.17	261	9.08%	-0.9%	32.8%	0.0%	3.2%	-0.2%	16.49	0.88	6.17	253	9.31%
Washington Crown Center		16.70	0.76	4.24	260	8.35%	0.6%	472.2%	-6.9%	4.8%	-0.2%	16.60	0.13	4.56	248	8.59%
Uniontown Mall		15.52	0.79	4.78	255	8.27%	12.3%	-34.1%	33.1%	1.6%	0.9%	13.82	1.19	3.59	251	7.41%
Plymouth Meeting		19.35	0.00	7.67	249	10.85%	4.3%	-100.0%	-9.2%	-3.5%	0.3%	18.55	0.32	8.44	258	10.59%
Chambersburg Mall		20.90	0.53	5.41	247	10.87%	10.6%	467.5%	10.3%	1.6%	1.0%	18.90	0.09	4.91	243	9.84%
Lycoming Mall		15.40	0.97	5.54	243	9.02%	4.3%	-10.5%	10.3%	-7.3%	1.1%	14.76	1.08	5.02	262	7.97%
Beaver Valley Mall		16.40	0.52	6.14	242	9.53%	0.0%	10.7%	-4.1%	0.4%	-0.1%	16.40	0.47	6.41	241	9.66%
Echelon Mall		21.03	0.14	8.34	207	14.25%	-7.5%	40.5%	-33.4%	-5.5%	-1.9%	22.72	0.10	12.51	219	16.13%
Schuylkill Mall		11.50	0.18	2.78	191	7.56%	21.4%	-3.0%	-14.6%	-9.0%	1.4%	9.47	0.18	3.25	210	6.15%

Weighted Average	29.1%	$18.36	$0.64	$6.14	$256	9.83%	3.9%	15.8%	-7.0%	1.0%	0.0%	$17.67	$0.55	$6.60	$253	9.81%

Enclosed Malls weighted average		$23.27	$0.86	$9.17	$329	10.14%	0.5%	11.2%	0.9%	1.0%	0.0%	$23.15	$0.78	$9.09	$325	10.14%

Wholly Owned Properties		$22.96	$0.89	$9.09	$323	10.20%	1.0%	13.3%	0.6%	0.7%	0.0%	$22.74	$0.78	$9.03	$320	10.16%
Partnership Properties		$29.72	$0.35	$10.91	$470	8.72%	-6.6%	-44.3%	6.4%	11.1%	-1.4%	$31.82	$0.64	$10.26	$423	10.10%

PRI-managed		$22.96	$0.89	$9.09	$323	10.20%	1.0%	13.3%	0.6%	0.7%	0.0%	$22.74	$0.78	$9.03	$320	10.16%
Non PRI-managed		$29.72	$0.35	$10.91	$470	8.72%	-6.6%	-44.3%	6.4%	11.1%	-1.4%	$31.82	$0.64	$10.26	$423	10.10%

Same Properties/Existing		$23.54	$0.90	$9.21	$331	10.17%	1.7%	16.4%	1.4%	1.7%	0.0%	$23.15	$0.78	$9.09	$325	10.14%
New		$20.63	$0.46	$8.78	$301	9.93%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Continuing Operations		$23.83	$0.92	$9.37	$333	10.24%	1.4%	16.4%	1.4%	1.8%	0.0%	$23.50	$0.79	$9.24	$327	10.24%
Discontinued Operations		$11.50	$0.18	$2.78	$191	7.56%	21.4%	-3.0%	-14.6%	-9.0%	1.4%	$9.47	$0.18	$3.25	$210	6.15%

(1)	Base rent is actual for Q305. Additional charges and % rent are projections for 2005.

(2)	Average comparable sales for Q304 are actual.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

Power Centers

(Includes Non-Anchor Owned Space)

	Q305			% Change			Q304
	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf	Avg Base Rent psf	Avg % Rent psf	Additional Charges psf	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf
Christiana Power Center	$20.83	$—	$1.71	1.9%	N/A	-12.2%	$20.44	$—	$1.95
Creekview Shopping Center	14.47	—	2.63	0.7%	N/A	-6.1%	14.37	—	2.80
Metroplex Shopping Center	18.23	—	3.58	0.6%	N/A	0.2%	18.13	—	3.58
Northeast Tower Center	14.63	—	3.22	0.7%	N/A	-13.3%	14.53	—	3.71
Paxton Towne Center	15.99	—	2.70	-0.8%	N/A	5.4%	16.12	—	2.56
Red Rose Commons	13.86	0.06	3.21	0.0%	0.0%	0.0%	13.86	0.06	3.21
The Court at Oxford Valley	15.37	—	3.90	0.0%	N/A	0.0%	15.37	—	3.90
Whitehall Mall	10.17	0.46	3.54	-4.9%	39.9%	14.1%	10.69	0.33	3.10

Power Centers weighted average	$15.44	$0.06	$3.24	-0.4%	33.7%	0.4%	$15.49	$0.05	$3.22

Wholly Owned Properties	$16.14	$—	$2.65	-0.1%	N/A	-3.5%	$16.16	$—	$2.75
Partnership Properties	$15.04	$0.10	$3.57	-0.6%	35.3%	2.4%	$15.13	$0.07	$3.48

PRI-managed	$16.14	$—	$2.65	-0.1%	N/A	-3.5%	$16.16	$—	$2.75
Non PRI-managed	$15.04	$0.10	$3.57	-0.6%	35.3%	2.4%	$15.13	$0.07	$3.48

Same Properties/Existing	$15.44	$0.06	$3.24	-0.4%	33.7%	0.4%	$15.49	$0.05	$3.22

New	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Base rent is actual for Q305. Additional charges and % rent are projections for 2005.

	Q305				Occupancy Change in % Occupancy				Q304
	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available	Total w/Anchor % Leased	Total w/ Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available	Total w/ Anchor % Leased	Total w/ Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available
Christiana Power Center	100.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	0.0%	100.0%	0.0%
Creekview Shopping Center	100.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	0.0%	100.0%	0.0%
Metroplex Shopping Center	100.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	0.0%	100.0%	0.0%
Northeast Tower Center	96.6%	3.4%	94.4%	5.6%	6.9%	-6.9%	19.0%	-19.0%	89.7%	10.3%	75.4%	24.6%
Paxton Towne Center	90.0%	10.0%	84.9%	15.1%	-2.0%	2.0%	-3.1%	3.1%	92.1%	7.9%	87.9%	12.1%
Red Rose Commons	99.2%	0.8%	99.2%	0.8%	0.0%	0.0%	0.0%	0.0%	99.2%	0.8%	99.2%	0.8%
The Court at Oxford Valley	100.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	0.0%	100.0%	0.0%
Whitehall Mall	98.5%	1.5%	96.6%	3.4%	1.1%	-1.1%	2.6%	-2.6%	97.4%	2.6%	94.0%	6.0%

Power Centers weighted average	97.8%	2.2%	96.6%	3.4%	0.9%	-0.9%	1.7%	-1.7%	96.8%	3.2%	95.0%	5.0%

Wholly Owned Properties	95.4%	4.6%	92.5%	7.5%	1.5%	-1.5%	3.6%	-3.6%	93.9%	6.1%	88.9%	11.1%
Partnership Properties	99.4%	0.6%	99.2%	0.8%	0.3%	-0.3%	0.5%	-0.5%	99.1%	0.9%	98.6%	1.4%

PRI-managed	95.4%	4.6%	92.5%	7.5%	1.5%	-1.5%	3.6%	-3.6%	93.9%	6.1%	88.9%	11.1%
Non PRI-managed	99.4%	0.6%	99.2%	0.8%	0.3%	-0.3%	0.5%	-0.5%	99.1%	0.9%	98.6%	1.4%

Same Properties/Existing	97.8%	2.2%	96.6%	3.4%	0.9%	-0.9%	1.7%	-1.7%	96.8%	3.2%	95.0%	5.0%
New	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

Strip Centers

(Includes Non-Anchor Owned Space)

	Q305			% Change			Q304
	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf	Avg Base Rent psf	Avg % Rent psf	Additional Charges psf	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf
Crest Plaza Shopping Center	$16.39	$—	$2.47	3.6%	N/A	-36.9%	$15.83	$—	$3.92
Festival at Exton	9.51	—	4.23	-42.5%	N/A	17.4%	16.54	—	3.61
South Blanding Village	9.50	—	2.37	1.6%	N/A	-3.6%	9.35	—	2.46
Springfield Park I & II	19.65	—	6.06	11.0%	N/A	11.8%	17.71	—	5.42
The Commons at Magnolia	13.26	—	1.55	2.2%	N/A	-20.8%	12.98	—	1.96

Strip Centers weighted average	$13.20	$—	$3.09	-11.5%	N/A	-9.7%	$14.91	$—	$3.42

Wholly Owned Properties	$12.46	$—	$2.75	-14.0%	N/A	-12.0%	$14.50	$—	$3.13
Partnership Properties	$19.65	$—	$6.06	11.0%	N/A	11.8%	$17.71	$—	$5.42

PRI-managed	$13.20	$—	$3.09	-11.5%	N/A	-9.7%	$14.91	$—	$3.42
Non PRI-managed	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Same Properties/Existing	$13.20	$—	$3.09	-11.5%	N/A	-9.7%	$14.91	$—	$3.42
New	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Base rent is actual for Q305. Additional charges and % rent are projections for 2005.

	Q305				Occupancy Change in % Occupancy				Q304
	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available	Total w/ Anchor % Leased	Total w/ Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available
Crest Plaza Shopping Center	98.1%	1.9%	96.4%	3.6%	1.7%	-1.7%	2.6%	-2.6%	96.4%	3.6%	93.8%	6.2%
Festival at Exton	56.6%	43.4%	72.9%	27.1%	-37.4%	37.4%	-16.9%	16.9%	94.0%	6.0%	89.8%	10.2%
South Blanding Village	97.9%	2.1%	93.3%	6.7%	1.1%	-1.1%	3.7%	-3.7%	96.8%	3.2%	89.6%	10.4%
Springfield Park I & II	84.2%	15.8%	53.7%	46.3%	-6.8%	6.8%	-19.7%	19.7%	90.9%	9.1%	73.5%	26.5%
The Commons at Magnolia	100.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	0.0%	100.0%	0.0%

Strip Centers weighted average	85.4%	14.6%	82.7%	17.3%	-10.0%	10.0%	-7.3%	7.3%	95.4%	4.6%	90.0%	10.0%

Wholly Owned Properties	85.7%	14.3%	88.2%	11.8%	-10.9%	10.9%	-5.0%	5.0%	96.6%	3.4%	93.1%	6.9%
Partnership Properties	84.2%	15.8%	53.7%	46.3%	-6.8%	6.8%	-19.7%	19.7%	90.9%	9.1%	73.5%	26.5%

PRI-managed	85.4%	14.6%	82.7%	17.3%	-10.0%	10.0%	-7.3%	7.3%	95.4%	4.6%	90.0%	10.0%
Non PRI-managed	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Same Properties/Existing	85.4%	14.6%	82.7%	17.3%	-10.0%	10.0%	-7.3%	7.3%	95.4%	4.6%	90.0%	10.0%
New	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

Retail Portfolio

(Includes Non-Anchor Owned Space)

	Q305			% Change			Q304
	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf (1)	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf (1)	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf (1)
Enclosed Malls weighted average	$23.27	$0.86	$9.17	0.5%	11.2%	0.9%	$23.15	$0.78	$9.09
Power Centers weighted average	$15.44	$0.06	$3.24	-0.4%	33.7%	0.4%	$15.49	$0.05	$3.22
Strip Centers weighted average	$13.20	$—	$3.09	-11.5%	N/A	-9.7%	$14.91	$—	$3.42

Retail Portfolio weighted average	$21.83	$0.72	$8.11	0.7%	12.9%	1.6%	$21.68	$0.64	$7.98

Wholly Owned Properties	$22.29	$0.81	$8.53	0.9%	14.0%	0.8%	$22.09	$0.71	$8.46
Partnership Properties	$18.99	$0.17	$5.55	-1.6%	-21.5%	6.7%	$19.31	$0.21	$5.20

PRI-managed	$22.29	$0.81	$8.52	0.9%	14.1%	0.9%	$22.08	$0.71	$8.45
Non PRI-managed	$18.99	$0.17	$5.54	-1.8%	-22.0%	6.7%	$19.34	$0.22	$5.19

Same Properties/Existing	$21.93	$0.74	$8.05	1.1%	16.2%	0.9%	$21.68	$0.64	$7.98
New	$20.63	$0.46	$8.78	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Base rent is actual for Q305. Additional charges and % rent are projections for 2005.

(Includes Only Owned Space)

	Q305				Occupancy Change in % Occupancy				Q304
	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available
Enclosed Malls weighted average	90.9%	9.1%	85.9%	14.1%	0.1%	-0.1%	-1.0%	1.0%	90.8%	9.2%	86.9%	13.1%
Power Centers weighted average	97.8%	2.2%	96.6%	3.4%	0.9%	-0.9%	1.7%	-1.7%	96.8%	3.2%	95.0%	5.0%
Strip Centers weighted average	85.4%	14.6%	82.7%	17.3%	-10.0%	10.0%	-7.3%	7.3%	95.4%	4.6%	90.0%	10.0%

Retail Portfolio weighted average	91.6%	8.4%	87.4%	12.6%	-0.1%	0.1%	-0.8%	0.8%	91.7%	8.3%	88.2%	11.8%

Wholly Owned Properties	90.9%	9.1%	86.1%	13.9%	-0.2%	0.2%	-1.2%	1.2%	91.2%	8.8%	87.3%	12.7%
Partnership Properties	97.6%	2.4%	96.4%	3.6%	1.5%	-1.5%	2.2%	-2.2%	96.1%	3.9%	94.1%	5.9%

PRI-managed	90.9%	9.1%	86.0%	14.0%	-0.3%	0.3%	-1.2%	1.2%	91.2%	8.8%	87.2%	12.8%
Non PRI-managed	98.3%	1.7%	97.5%	2.5%	1.9%	-1.9%	2.8%	-2.8%	96.3%	3.7%	94.7%	5.3%

Same Properties/Existing	91.4%	8.6%	87.4%	12.6%	-0.3%	0.3%	-0.8%	0.8%	91.7%	8.3%	88.2%	11.8%
New	94.0%	6.0%	87.8%	12.2%	94.0%	6.0%	87.8%	12.2%	N/A	N/A	N/A	N/A

*	Westgate Anchor Pad consists of a 108,100 sf. Bon-Ton Store for which PREIT receives $307,003/yr ($2.84/sf) and is not included in the Occupancy and Rent reports.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

BALANCE SHEET-RECONCILIATION TO GAAP

(Wholly Owned vs. Partnerships)

	September 30, 2005					December 31, 2004
	Combined TOTAL (1)	Adjustments to Equity Method	Subtotal	Assets Held for Sale	TOTAL	Combined TOTAL (1)	Adjustments to Equity Method	Subtotal	Assets Held for Sale	TOTAL
ASSETS
Investments in Real Estate, at cost
Retail Properties	$2,759,196,647	$(121,251,756)	$2,637,944,891	$(8,108,061)	$2,629,836,830	$2,649,708,369	$(131,343,981)	$2,518,364,388	$(8,108,066)	$2,510,256,322
Office/Industrial Properties	1,502,711	—	1,502,711	(1,502,711)	—	2,504,211	—	2,504,211	(2,504,211)	—
Lend Held for Development	6,099,758	—	6,099,758	—	6,099,758	9,862,704	—	9,862,704	—	9,862,704
Construction In Progress	60,650,964	(2,117,463)	58,533,501	—	58,533,501	13,494,757	(2,542,307)	10,952,450	—	10,952,450

TOTAL INVESTMENTS IN REAL ESTATE	2,827,450,080	(123,369,219)	2,704,080,861	(9,610,772)	2,694,470,089	2,675,570,041	(133,886,288)	2,541,683,753	(10,612,277)	2,531,071,476
Accumulated Depreciation	(235,521,494)	31,568,160	(203,953,334)	—	(203,953,334)	(184,908,972)	34,023,363	(150,885,609)	2,126,931	(148,758,678)

Net Real Estate	2,591,928,586	(91,801,059)	2,500,127,527	(9,610,772)	2,490,516,755	2,490,661,069	(99,862,925)	2,390,798,144	(8,485,346)	2,382,312,798

Investment in and Advances to Partnerships	—	35,183,720	35,183,720	—	35,183,720	—	27,243,862	27,243,862	—	27,243,862

	2,591,928,586	(56,617,339)	2,535,311,247	(9,610,772)	2,525,700,475	2,490,661,069	(72,619,063)	2,418,042,006	(8,485,346)	2,409,556,660

Other Assets:
Cash and Cash Equivalents	32,012,926	(3,058,461)	28,954,465	—	28,954,465	45,652,723	(5,609,103)	40,043,620	—	40,043,620
Rents and Other Receivables	44,925,533	(11,574,021)	33,351,512	—	33,351,512	43,309,818	(11,328,239)	31,981,579	—	31,981,579
Assets Held for Sale	7,637,401	—	7,637,401	9,610,772	17,248,173	6,835,290	—	6,835,290	8,485,346	15,320,636
Intangible Assets (2)	165,745,827	—	165,745,827	—	165,745,827	171,849,678	—	171,849,678	—	171,849,678
Deferred Costs, Prepaid Taxes & Exp. & Other Assets	83,133,062	(14,691,549)	68,441,513		68,441,513	70,201,174	(7,550,567)	62,650,607	—	62,650,607

TOTAL OTHER ASSETS	333,454,749	(29,324,031)	304,130,718	9,610,772	313,741,490	337,848,683	(24,487,909)	313,360,774	8,485,346	321,846,120

TOTAL ASSETS	2,925,383,335	(85,941,370)	2,839,441,965	—	2,839,441,965	2,828,509,752	(97,106,972)	2,731,402,780	—	2,731,402,780

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage Notes Payable	1,398,224,756	(96,807,369)	1,301,417,387	(17,113,872)	1,284,303,515	1,269,992,376	(107,513,205)	1,162,479,171	(17,399,761)	1,145,079,410
Mortgage Debt Premium (3)	44,311,462	—	44,311,462	—	44,311,462	56,134,624	—	56,134,624	—	56,134,624
Bank Loans Payable	276,000,000	—	276,000,000	—	276,000,000	271,000,000	—	271,000,000	—	271,000,000
Assets Held for Sale	1,496,721	—	1,496,721	17,113,872	18,610,593	1,164,210	—	1,164,210	17,399,761	18,563,971
Other Liabilities (4)	87,264,466	10,865,999	98,130,465	—	98,130,465	93,783,623	10,406,233	104,189,856	—	104,189,856

TOTAL LIABILITIES	1,807,297,405	(85,941,370)	1,721,356,035	—	1,721,356,035	1,692,074,833	(97,106,972)	1,594,967,861	—	1,594,967,861

Minority Interest	131,091,170	—	131,091,170	—	131,091,170	131,968,917	—	131,968,917	—	131,968,917

Shareholders’ Equity:
Shares of Beneficial Interest at $1 Par	36,714,462	—	36,714,462	—	36,714,462	36,272,160	—	36,272,160	—	36,272,160
Preferred Shares at $0.01 Par	24,750	—	24,750	—	24,750	24,750	—	24,750	—	24,750
Capital Contributed in Excess of Par	916,936,586	—	916,936,586	—	916,936,586	899,506,128	—	899,506,128	—	899,506,128
Restricted Stock	(14,283,902)	—	(14,283,902)	—	(14,283,902)	(7,736,812)	—	(7,736,812)	—	(7,736,812)
Accumulated Other Comprehensive Income (Loss)	2,770,127	—	2,770,127	—	2,770,127	(1,821,457)	—	(1,821,457)	—	(1,821,457)
Retained Earnings	44,832,737	—	44,832,737	—	44,832,737	78,221,233	—	78,221,233	—	78,221,233

TOTAL SHAREHOLDERS’ EQUITY	986,994,760	—	986,994,760	—	986,994,760	1,004,466,002	—	1,004,466,002	—	1,004,466,002

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,925,383,335	$(85,941,370)	$2,839,441,965	$—	$2,839,441,965	$2,828,509,752	$(97,106,972)	$2,731,402,780	$—	$2,731,402,780

	September 30, 2004
	Combined TOTAL (1)	Adjustments to Equity Method	Subtotal	Assets Held for Sale	TOTAL
ASSETS
Investments in Real Estate, at cost
Retail Properties	$2,513,835,536	$(131,428,634)	$2,382,406,902	$(8,102,171)	$2,374,304,731
Office/Industrial Properties	2,504,211	—	2,504,211	(2,504,211)	—
Lend Held for Development	9,542,722	—	9,542,722	—	9,542,722
Construction In Progress	23,599,285	(1,693,762)	21,905,523	—	21,905,523

TOTAL INVESTMENTS IN REAL ESTATE	2,549,481,754	(133,122,396)	2,416,359,358	(10,606,382)	2,405,752,976
Accumulated Depreciation	(163,944,306)	31,124,661	(132,819,645)	2,114,391	(130,705,254)

Net Real Estate	2,385,537,448	(101,997,735)	2,283,539,713	(8,491,991)	2,275,047,722

Investment in and Advances to Partnerships	—	28,700,295	28,700,295	—	28,700,295

	2,385,537,448	(73,297,440)	2,312,240,008	(8,491,991)	2,303,748,017

Other Assets:
Cash and Cash Equivalents	35,824,104	(5,423,522)	30,400,582		30,400,582
Rents and Other Receivables	32,523,063	(6,894,906)	25,628,157	—	25,628,157
Assets Held for Sale	6,441,947	—	6,441,947	8,491,991	14,933,938
Intangible Assets (2)	163,274,661	—	163,274,661	—	163,274,661
Deferred Costs, Prepaid Taxes & Exp. & Other Assets	69,613,501	(11,015,164)	58,598,337		58,598,337

TOTAL OTHER ASSETS	307,677,276	(23,333,592)	284,343,684	8,491,991	292,835,675

TOTAL ASSETS	2,693,214,724	(96,631,032)	2,596,583,692	—	2,596,583,692

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage Notes Payable	1,305,144,423	(108,055,084)	1,197,089,339	(17,228,605)	1,179,860,734
Mortgage Debt Premium (3)	60,945,819	—	60,945,819	—	60,945,819
Bank Loans Payable	112,000,000	—	112,000,000	—	112,000,000
Assets Held for Sale	707,595	—	707,595	17,228,605	17,936,200
Other Liabilities (4)	81,031,043	11,424,052	92,455,095		92,455,095

TOTAL LIABILITIES	1,559,828,880	(96,631,032)	1,463,197,848	—	1,463,197,848

Minority Interest	132,774,526	—	132,774,526	—	132,774,526

Shareholders’ Equity:
Shares of Beneficial Interest at $1 Par	36,094,566	—	36,094,566	—	36,094,566
Preferred Shares at $0.01 Par	24,750	—	24,750	—	24,750
Capital Contributed in Excess of Par	892,853,369	—	892,853,369	—	892,853,369
Restricted Stock	(8,593,279)	—	(8,593,279)	—	(8,593,279)
Accumulated Other Comprehensive Income (Loss)	(1,830,568)	—	(1,830,568)	—	(1,830,568)
Retained Earnings	82,062,480	—	82,062,480	—	82,062,480

TOTAL SHAREHOLDERS’ EQUITY	1,000,611,318	—	1,000,611,318	—	1,000,611,318

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,693,214,724	$(96,631,032)	$2,596,583,692	$—	$2,596,583,692

(1)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company’s share of the Total Assets and Liabilities of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2)	Includes value of acquired in-place leases and above-market value of leases recorded in connection with the acquisition of properties since 2002. Purchase accounting rules require a purchaser to separately value the leases that are in place at the acquisition date, as well as the above- or below-market values of the leases.

(3)	Represents premium that is recorded in connection with debt assumed when a property is purchased. The debt is marked to market at the acquisition date and the premium is amortized through interest expense over the remaining term of the debt.

(4)	For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities including Deficit Partnership Investments.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

INCOME STATEMENT-RECONCILIATION TO GAAP (1)

QUARTERLY COMPARISON

(Wholly Owned vs. Partnerships)

	Q3 05 (3 months ended 9/30/05)					TOTAL % CHANGE
	Combined TOTAL (2)	Adjustments to Equity Method	Subtotal	Assets Held for Sale	Total
Base Rents	$71,950,117	$(4,854,281)	$67,095,836	$(882,372)	$66,213,464	8.6%
Straight-Lining of Base Rents	1,174,962	23,510	1,198,472	(8,525)	1,189,947	-1.8%
Percentage Rents	1,453,810	(34,871)	1,418,939	18,101	1,437,040	-12.7%
Expense Reimbursements	33,842,482	(1,421,033)	32,421,449	(376,384)	32,045,065	7.3%
Lease Termination Revenue	551,843	(376,109)	175,734	—	175,734	-89.6%
Other Real Estate Revenues	2,516,228	(163,025)	2,353,203	(31,209)	2,321,994	12.5%

TOTAL REAL ESTATE REVENUES	111,489,442	(6,825,809)	104,663,633	(1,280,389)	103,383,244	6.1%

Operating and Maintenance	(32,494,206)	1,342,296	(31,151,910)	643,945	(30,507,965)	11.8%
Real Estate Taxes	(10,886,637)	614,437	(10,272,200)	126,905	(10,145,295)	19.1%

TOTAL PROPERTY OPERATING EXPENSES	(43,380,843)	1,956,733	(41,424,110)	770,850	(40,653,260)	13.6%

NET OPERATING INCOME	68,108,599	(4,869,076)	63,239,523	(509,539)	62,729,984	1.7%

OTHER INCOME (EXPENSES)
Management Company Revenue	1,136,109	—	1,136,109	—	1,136,109	-38.0%
Interest Income	293,002	—	293,002	—	293,002	63.2%
General & Administrative:
Corporate Payroll and Benefits	(6,822,681)	—	(6,822,681)	—	(6,822,681)	-7.0%
Other G&A Expenses and taxes	(1,667,228)	—	(1,667,228)	—	(1,667,228)	-57.9%

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)	61,047,801	(4,869,076)	56,178,725	(509,539)	55,669,186	6.3%

Interest Expense (1)	(23,816,964)	1,958,384	(21,858,580)	310,177	(21,548,403)	17.8%
Depreciation & Amortization	(28,831,399)	1,102,720	(27,728,679)	—	(27,728,679)	21.0%

TOTAL EXPENSES	(52,648,363)	3,061,104	(49,587,259)	310,177	(49,277,082)	19.6%

Equity in Income of partnerships	—	1,807,972	1,807,972		1,807,972	20.9%

Gains on Sales of Interests in Real Estate	11,760,495	—	11,760,495	(3,736,414)	8,024,081	424.7%

Income before Minority Interest	20,159,933	—	20,159,933	(3,935,776)	16,224,157	14.4%

Minority Interest in Properties	(41,109)	—	(41,109)	—	(41,109)	-14.8%
Minority Interest of O.P. Unitholders	(1,781,811)	—	(1,781,811)	—	(1,781,811)	17.4%

Income from Operations	18,337,013	—	18,337,013	(3,935,776)	14,401,237	14.1%

Discontinued Operations:
Income from Discontinued Operations	—	—	—	199,362	199,362	-89.3%
Minority Interest in Properties	—	—	—	—	—	N/A
Minority Interest of O.P. Unitholders	(441,242)	—	(441,242)	—	(441,242)	115.1%
Gain/adjustments to Gains on Disposition of Discontinued Operations	—	—	—	3,736,414	3,736,414	N/A

TOTAL DISCONTINUED OPERATIONS	(441,242)	—	(441,242)	3,935,776	3,494,534	N/A

NET INCOME	$17,895,771	$—	$17,895,771	$—	$17,895,771	25.4%

	Q3 04 (3 months ended 9/30/04)
	Combined TOTAL (2)	Adjustments to Equity Method	Subtotal	Assets Held for Sale	Total
Base Rents	$70,621,109	$(5,171,295)	$65,449,814	(4,473,236)	$60,976,578
Straight-Lining of Base Rents	1,269,906	(853)	1,269,053	(57,210)	1,211,843
Percentage Rents	1,873,163	(53,063)	1,820,100	(173,169)	1,646,931
Expense Reimbursements	33,424,615	(1,335,661)	32,088,954	(2,231,543)	29,857,411
Lease Termination Revenue	1,690,536	—	1,690,536	—	1,690,536
Other Real Estate Revenues	2,272,817	(18,637)	2,254,180	(190,468)	2,063,712

TOTAL REAL ESTATE REVENUES	111,152,146	(6,579,509)	104,572,637	(7,125,626)	97,447,011

Operating and Maintenance	(32,294,350)	1,360,094	(30,934,256)	3,654,073	(27,280,183)
Real Estate Taxes	(9,993,786)	710,170	(9,283,616)	768,713	(8,514,903)

TOTAL PROPERTY OPERATING EXPENSES	(42,288,136)	2,070,264	(40,217,872)	4,422,786	(35,795,086)

NET OPERATING INCOME	68,864,010	(4,509,245)	64,354,765	(2,702,840)	61,651,925

OTHER INCOME (EXPENSES)
Management Company Revenue	1,831,296	—	1,831,296	—	1,831,296
Interest Income	179,562	—	179,562	—	179,562
General & Administrative:
Corporate Payroll and Benefits	(7,335,945)	—	(7,335,945)	—	(7,335,945)
Other G&A Expenses and taxes	(3,958,168)	—	(3,958,168)	—	(3,958,168)

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)	59,580,755	(4,509,245)	55,071,510	(2,702,840)	52,368,670

Interest Expense (1)	(21,139,131)	2,010,883	(19,128,248)	834,742	(18,293,506)
Depreciation & Amortization	(23,927,272)	1,002,577	(22,924,695)	12,540	(22,912,155)

TOTAL EXPENSES	(45,066,403)	3,013,460	(42,052,943)	847,282	(41,205,661)

Equity in Income of partnerships		1,495,785	1,495,785		1,495,785

Gains on Sales of Interests in Real Estate	1,529,183	—	1,529,183	—	1,529,183

Income before Minority Interest	16,043,535	—	16,043,535	(1,855,558)	14,187,977

Minority Interest in Properties	(53,268)		(53,268)	5,038	(48,230)
Minority Interest of O.P. Unitholders	(1,517,300)	—	(1,517,300)	—	(1,517,300)

Income from Operations	14,472,967	—	14,472,967	(1,850,520)	12,622,447

Discontinued Operations:
Income from Discontinued Operations	—	—	—	1,855,558	1,855,558
Minority Interest in Properties	—	—	—	(5,038)	(5,038)
Minority Interest of O.P. Unitholders	(205,095)	—	(205,095)	—	(205,095)
Gain/adjustments to Gains on Disposition of Discontinued Operations	—	—	—	—	—

TOTAL DISCONTINUED OPERATIONS	(205,095)	—	(205,095)	1,850,520	1,645,425

NET INCOME	$14,267,872	$—	$14,267,872	$—	$14,267,872

(1)	Capitalized interest expense of $795,000 is not included in the quarter ended 9/30/05 and $419,000 is not included in the quarter ended 9/30/04.

(2)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company’s share of the Total Revenues and Expenses of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2005)

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”) which is a non-GAAP measure, as income before gains (losses) on sales of operating property and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnership to reflect funds from operations on the same basis. FFO is a commonly used measure of operating performance and profitability in the REIT industry, and we use FFO as a supplemental non-GAAP measure to compare our company’s performance to that of our industry peers. In addition, we use FFO as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company.

FFO does not include gains (losses) on operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization, income from discontinued operations and gains on sales of interests in real estate.

Funds Available for Distribution (FAD)

FAD is also referred to as Cash Available for Distributions (CAD) or adjusted FFO (AFFO). FAD refers to a computation made by analysts and investors to measure a real estate company’s cash flows generated by operations. FAD is calculated by subtracting from FFO (1) normalized recurring capital expenditures that are capitalized but necessary to maintain a REIT’s properties and (2) straight-line rents.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)

Earnings before interest, taxes, depreciation and amortization. On a property level, EBITDA and NOI are equivalent; however, certain corporate revenues and expenses are added and deducted to/from NOI to derive EBITDA on a company wide basis. Specifically, management company revenues and interest income are added to NOI while corporate payroll and other General and Administrative expenses are deducted from NOI to calculate EBITDA.

The Company believes that net income is the most directly comparable GAAP measurement to EBITDA. The Company believes that EBITDA helps the Company and its investors evaluate the ongoing operating performance of its properties and facilitate comparisons with other REITs and real estate companies. These measures assist management by providing a baseline to assess property-level results, particularly as the Company acquires or sells assets. The EBITDA measures presented by the Company may not be comparable to other similarly titled measures of other companies.